EXHIBIT 17(L)

                                [GRAPHIC OMITTED]

                           ARMADA FUNDS ANNUAL REPORT

                               MONEY MARKET FUNDS
                                  MAY 31, 2004


                                     (LOGO)
                                    ARMADA(R)
                                     FUNDS

                               www.armadafunds.com
                                [GRAPHIC OMITTED]

MONEY MARKET FUNDS

GOVERNMENT MONEY MARKET FUND
MONEY MARKET FUND
OHIO MUNICIPAL MONEY MARKET FUND
PENNSYLVANIA TAX EXEMPT
   MONEY MARKET FUND
TAX EXEMPT MONEY MARKET FUND
TREASURY MONEY MARKET FUND
TREASURY PLUS MONEY MARKET FUND

EQUITY FUNDS

INTERNATIONAL EQUITY FUND
LARGE CAP CORE EQUITY FUND
LARGE CAP GROWTH FUND
LARGE CAP VALUE FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
   (FORMERLY SMALL/MID CAP VALUE FUND)
S&P 500 INDEX FUND
SMALL CAP CORE FUND
SMALL CAP GROWTH FUND
SMALL CAP VALUE FUND
TAX MANAGED EQUITY FUND

ASSET ALLOCATION FUNDS

AGGRESSIVE ALLOCATION FUND
BALANCED ALLOCATION FUND
CONSERVATIVE ALLOCATION FUND

FIXED INCOME FUNDS

BOND FUND
GOVERNMENT MORTGAGE FUND
   (FORMERLY U.S. GOVERNMENT INCOME FUND)
INTERMEDIATE BOND FUND
LIMITED MATURITY BOND FUND
TOTAL RETURN ADVANTAGE FUND
ULTRA SHORT BOND FUND

TAX FREE BOND FUNDS

INTERMEDIATE TAX EXEMPT BOND FUND
   (FORMERLY NATIONAL TAX EXEMPT
   BOND FUND)
MICHIGAN INTERMEDIATE MUNICIPAL
   BOND FUND
   (FORMERLY MICHIGAN MUNICIPAL BOND FUND)
OHIO INTERMEDIATE TAX EXEMPT
   BOND FUND
   (FORMERLY OHIO TAX EXEMPT BOND FUND)
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
   (FORMERLY PENNSYLVANIA MUNICIPAL
   BOND FUND)


   Chairman's Message ......................................................   1
   Economic and Market Overview ............................................   2
   Disclosure of Portfolio Holdings ........................................   4
   Disclosure of Fund Expenses .............................................   5
   Notice to Shareholders ..................................................   6
   Trustees and Officers of the Trust ......................................   7
   Report of Independent Registered Public Accounting Firm .................   9

FINANCIAL STATEMENTS
   Financial Highlights ....................................................  10
   Statements of Net Assets ................................................  13
   Statements of Operations ................................................  34
   Statements of Changes in Net Assets .....................................  36
   Notes to Financial Statements ...........................................  39

--------------------------------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF ARMADA FUNDS CAREFULLY BEFORE INVESTING. A PROSPECTUS WITH THIS AND OTHER INFORMATION ABOUT THE FUNDS MAY BE OBTAINED BY CONTACTING YOUR INVESTMENT PROFESSIONAL, CALLING 1-800-622-FUND (3863), OR DOWNLOADING ONE AT WWW.ARMADAFUNDS.COM. PLEASE READ IT CAREFULLY BEFORE INVESTING. AN INVESTMENT IN MONEY MARKET FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

MUTUAL FUNDS INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. CURRENT PERFORMANCE MAY BE LOWER THAN THE PERFORMANCE FIGURES QUOTED HEREIN DUE TO RECENT MARKET VOLATILITY.

NATIONAL CITY INVESTMENT MANAGEMENT COMPANY (IMC) SERVES AS INVESTMENT ADVISER TO ARMADA FUNDS, FOR WHICH IT RECEIVES AN INVESTMENT ADVISORY FEE. ARMADA FUNDS ARE DISTRIBUTED BY PROFESSIONAL FUNDS DISTRIBUTOR, LLC (PFD), 760 MOORE ROAD, KING OF PRUSSIA, PA 19406. PFD IS NOT AFFILIATED WITH IMC AND IS NOT A BANK.

                                                       ARMADA MONEY MARKET FUNDS
                                                              CHAIRMAN'S MESSAGE

July 2004

DEAR SHAREHOLDER:



During the year ended May 31, 2004, total assets of Armada Funds decreased 10.8% to $14.2 billion. The low interest rate environment had a negative impact on assets in the money market funds, where they declined 18.9% to $7.7 billion. On a more favorable note, equity fund assets increased 7.5% to $3.8 billion due to the positive impacts of the stock market.

As a result of the National City acquisition of Allegiant Bancorp Inc., we acquired an expertise in small cap core fund management enabling us to launch a fund in that style. We also are pleased with the recent addition of several highly-experienced equity managers for our large growth, large core and value styles. Lastly, during the past year we have reduced sales charges and net advisory fees on some funds and eliminated redundancies in fund offerings through the mergers of the Large Cap Ultra Fund into the Large Cap Growth Fund and the GNMA Fund into the Government Mortgage Fund. Each of these exciting changes help position Armada well for the future.

This report provides important information on the capital markets, your investments, and funds offered by Armada. The Economic and Market Overview gives insight into major events affecting the global markets. I encourage you to review the audited financial information to keep informed about your investments.

For more information about any Armada Funds, please contact your investment professional or call 1-800-622-FUND (3863) to obtain a prospectus.
You may also visit our industry-recognized web site at www.armadafunds.com.

Thank you for investing with Armada.

Sincerely,

/s/ ROBERT D. NEARY

Robert D. Neary
Chairman





                                                                   (LOGO)
                                                                  ARMADA(R)
                                                                   FUNDS
                                                              [GRAPHIC OMITTED]

ARMADA MONEY MARKET FUNDS
ECONOMIC AND MARKET OVERVIEW

July 2004

Dear Investor:

An economic recovery that firmly took hold during the latter half of 2003 resulted in a torrid 8.2 percent annualized rise in gross domestic product (GDP) for the third quarter. As the recovery continued apace, GDP grew by more than 4 percent annualized in the succeeding two quarters and resulted in the highest year-over-year growth in more than two decades. The Federal Reserve's prolonged monetary easing, combined with additional hefty tax cuts and a weaker dollar, provided much of the fuel for the economic good news.

The Fed actually began lowering the Federal Funds rate--a key short-term interest rate--back in January 2001, but the impact of the easing was delayed by a number of factors. They included the terrorist attacks of 9/11, subsequent geopolitical uncertainty, and a string of high-profile corporate governance scandals. With the threat of deflation looming, the Fed would ultimately lower the Federal Funds rate to a 45-year low of 1 percent in June 2003. Meanwhile, the White House provided plenty of liquidity by sponsoring a $350 billion economic stimulus package on top of earlier tax cuts.

Consumer spending and productivity gains helped drive the long-awaited recovery in corporate profits as well. Indeed, the S&P 500 Index beat expectations and posted operating profit gains of nearly 17 percent for the calendar year ended 2003 and 25 percent gains on a year-over-year basis for the first quarter of 2004. Significantly, the manufacturing sector's long-awaited recovery finally appeared to take hold as well, with U.S. industrial production rising 0.8 percent in April 2004 and another 1.1 percent in May. The latter figure represents the largest monthly rise since August 1998.

Moreover, the jobless nature of the recovery appears to be at an end, with the U.S. adding 947,000 jobs from March through May. Jobless claims now stand at near four-year lows, while the unemployment rate has declined to 5.6 percent. April survey data from the Conference Board indicates that confidence among U.S. chief executives stands at a 20-year high, with half the executives polled expecting hiring to improve. Economic growth in the second half of 2004 and into 2005 may be more reliant on consumer income gains as the effects of recent tax cuts and mortgage refinancing activity trail off. Corporate demand for capital expenditures and merger/acquisition activity may also increase in importance to the growth outlook.

U.S. EQUITIES STAGE A BROAD-BASED RALLY

After suffering through consecutive fiscal years of negative returns, equity investors reaped healthy gains virtually across the board during the 12-month period ended May 31. The S&P 500 Index of large company stocks returned 18.33 percent, with every sector in the large cap benchmark producing positive returns. The long-depressed technology sector, along with the basic materials, industrials, and energy sectors, led the way with returns in excess of 20 percent. Small cap stocks, which have historically surpassed the broad market in the early stages of a recovery, enjoyed an even better year. The Russell 2000 Index, a leading small cap indicator, returned 30.29 percent for the period.

Admittedly, most of the gains notched by the above indices occurred during the latter half of 2003. As 2004 progressed, several factors conspired to give investors pause. For starters, the Fed went on record noting that short-term interest rates would likely rise sooner rather than later. As Fed Chairman Alan Greenspan noted on April 21, 2004, "The federal funds rate must rise at some point to prevent pressures on price inflation from eventually emerging." Indeed, the Fed raised the federal funds rate to 1.25 percent on June 30, 2004.

WORLD ECONOMY TRANSITIONS TO SUSTAIN GROWTH

An unraveling geopolitical situation also made investors less risk-averse, as did China's willingness to begin bringing its own overheated economy under control. China's growth has been above its long term trend for the past three years. Policy makers have to balance their desire for growth with recent infrastructure bottlenecks and the less developed banking industry in order to avoid inflation and capital misallocation. The completion of major infrastructure projects such as the Three Gorges Dam and full opening of the banking industry to foreign competitors in 2006 may set China on a finer path to growth going forward.

Overseas equities enjoyed strong gains as well, with the Morgan Stanley EAFE (Europe, Australasia, Far East) Index returning 32.5 percent in U.S. dollars for the 12-month period ended May 31. This Index performed solidly in local currency terms as well--up 23.88 percent--but U.S. investors reaped the added rewards of a weaker dollar.

Japan emerged from its doldrums as one of the world's best-performing markets, with the Nikkei 225 Index returning 34.3 percent in yen and 46.76 percent in dollars for the period. Banks led the market higher, thanks in part to efforts by Bank of Japan Governor Toshihiko Fukui to improve the transmission of monetary policy into price stability.

The Morgan Stanley MSCI EMU Index (representing the 12 European countries that use the euro) returned 22.31 percent in local terms (27.16 percent in U.S. dollars). The euro zone's GDP grew a mere 0.4 percent in 2003, but investors were heartened by attractive valuations compared to U.S. equities, a relatively modest current account deficit, and a move toward less restrictive labor regulations.

Developing markets, which had performed so strongly in 2003, gave back a substantial portion of their gains in a correction that took place largely in April 2004. Countries such as South Korea and Thailand are highly leveraged to Chinese and world economic growth and would be among the hardest hit by moderating demand.

CHALLENGING YEAR FOR TREASURY; "DASH TO TRASH" PROVES REWARDING

While equity prices soared across the board, the Lehman Aggregate Bond Index turned in uncharacteristically negative results. This broad benchmark for the fixed income market lost 0.44 percent for the 12 months ended May 31. However, this performance belies the see-saw nature of the Treasury market as well as the strong performance by corporates for most of the period.

The yield on the 10-year Treasury note (which moves in the opposite direction of its price) hit a 45-year low of 3.11 percent in mid-June 2003 as fixed-income investors anticipated the potential employment of "unconventional measures" by the Fed (i.e., buying long-term Treasuries). When improving economic data led Greenspan and Company to be less aggressive than expected, the market reacted by pushing the 10-year yield up more than 100 basis points in just over one month.

Yields would generally remain at this higher level until the first quarter of 2004, when the lack of new jobs sent Treasury prices back to their early July 2003 levels. However, strong employment numbers for March and April and attendant inflationary concerns again gave bond investors jitters. On May 7, when the upbeat jobs data for April was released, the 10-year yield passed 4.75 percent for the first time since July 2002.

Meanwhile, improving corporate profits and lessening concerns over credit risk led investors to pour money into investment-grade and high-yield bonds. Indeed, corporate bonds would outperform Treasuries of similar duration for 15 months until February 2004. The "dash to trash" would power the Lehman Brothers U.S. High Yield Index to an 11.89 percent total return for the 12 months ended May 31.

ACTIVE FED LIKELY TO TEMPER U.S. EQUITY, FIXED-INCOME MARKETS

The U.S. economy continues to look strong for the foreseeable future, with growth of at least 4 percent projected for the 2004 calendar year. We also expect to see at least 175,000 jobs added per month well into 2005, a figure that should keep the unemployment rate steady or send it slightly lower even as the participation rate rises. However, as labor inevitably claims a larger share of the fruits of this expansion, the rate of corporate earnings growth will likely moderate in the coming months. Since the equity market is a forward-looking mechanism, that will likely also slow the rise in stock prices even as the fundamentals remain excellent.

Importantly, investors have to contend with a Fed determined to keep its successful reflationary efforts from ultimately turning inflationary. The producer-price index rose 0.8 percent in May, the largest increase in over a year. The Fed's quarter-point tightening was perhaps the most telegraphed in the history of Greenspan's tenure. Consequently, the response by the equity and bond markets was muted. More increases are likely on the way, though, and the markets will face a headwind even if the Fed raises rates more slowly than many expect.

Bond investors could be in for another bumpy ride. Higher wages and energy costs, coupled with a mounting budget and current account deficit, add up to a recipe for, at least initially, higher nominal interest rates. The cumulative increases in both short and long rates will ultimately be determined by the degree of price pressures as they appear in the consumer price index.

Despite the paltry 1.7 percent GDP growth forecasted for the euro zone, reasonable valuations make its equity markets attractive on a relative basis. As for Japan, we continue to watch for signs of improving domestic demand and will monitor its financial reform efforts. In spite of innumerable disappointments in the past, we are (marginally) more confident that this time the recovery will prove more durable.


/s/ DONALD L. ROSS

Donald L. Ross
President and Chief Investment Officer
National City Investment Management Company

ARMADA MONEY MARKET FUNDS
DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For Armada Funds, this would be for the fiscal quarters ending August 31 and February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. Armada Funds' Forms N-Q will be available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund's website at www.armadafunds.com, the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percent of total investments, are provided in compliance with such requirement.

  -------------------------------------------------
             GOVERNMENT MONEY MARKET FUND
             ----------------------------
  Repurchase Agreements                       53.3%
  Federal National Mortgage Association       17.2
  Federal Home Loan Bank                      10.8
  Federal Home Loan Mortgage Corp.             9.3
  Federal Farm Credit Bank                     6.3
  Student Loan Mortgage Association            2.8
  Other Money Market Funds                     0.3
                                             ------
                                             100.0%
  -------------------------------------------------

  -------------------------------------------------
                 MONEY MARKET FUND
                 -----------------
  Commercial Paper                            48.9%
  Repurchase Agreements                       16.5
  Corporate Bonds                             13.7
  Certificates of Deposit                      8.1
  U.S. Government Agency Obligations           8.1
  Municipal Securities                         4.6
  Other Money Market Funds                     0.1
                                             ------
                                             100.0%
  -------------------------------------------------

  -------------------------------------------------
          OHIO MUNICIPAL MONEY MARKET FUND
          --------------------------------
  Education Revenue Bonds                     24.6%
  General Obligations Bonds                   24.6
  Pollution Control Revenue Bonds             18.5
  Hospital/Nursing Homes Revenue Bonds        13.4
  Public Purpose Bonds                         8.0
  Industrial Development Revenue Bonds         7.5
  Retirement Community Revenue Bonds           2.2
  Anticipation Notes                           0.9
  Other Money Market Funds                     0.3
                                             ------
                                             100.0%
  -------------------------------------------------

  -------------------------------------------------
     PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
     -----------------------------------------
  Pollution Control Revenue Bonds             24.8%
  Hospital/Nursing Homes Revenue Bonds        18.5
  Education Revenue Bonds                     16.4
  Industrial Development Revenue Bonds        13.0
  General Obligations Bonds                    9.6
  Public Purpose Bonds                         8.6
  Anticipation Notes                           3.6
  Retirement Community Revenue Bonds           2.7
  Other Revenue Bonds                          2.1
  Other Money Market Funds                     0.7
                                             ------
                                             100.0%
  -------------------------------------------------

  -------------------------------------------------
            TAX EXEMPT MONEY MARKET FUND
            ----------------------------
  Education Revenue Bonds                     24.9%
  Public Purpose Bonds                        17.4
  General Obligations Bonds                   17.1
  Hospital/Nursing Homes Revenue Bonds        15.5
  Pollution Control Revenue Bonds             12.7
  Industrial Development Revenue Bonds         6.2
  Anticipation Notes                           3.5
  Retirement Community Revenue Bonds           2.4
  Other Money Market Funds                     0.3
                                             ------
                                             100.0%
  -------------------------------------------------

  -------------------------------------------------
             TREASURY MONEY MARKET FUND
             --------------------------
  U.S. Treasury Bills                         98.2%
  U.S. Treasury Notes                          0.8
  Other Money Market Funds                     1.0
                                             ------
                                             100.0%
  -------------------------------------------------

  -------------------------------------------------
          TREASURY PLUS MONEY MARKET FUND
          -------------------------------
  Repurchase Agreements                       71.5%
  U.S. Treasury Bills                         16.9
  U.S. Treasury Notes                         10.9
  Other Money Market Funds                     0.7
                                             ------
                                             100.0%
  -------------------------------------------------

                                                       ARMADA MONEY MARKET FUNDS
                                                     DISCLOSURE OF FUND EXPENSES
                                 FOR THE PERIOD DECEMBER 1, 2003 TO MAY 31, 2004

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table illustrates your fund's costs in two ways.

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ONGOING costs only and do not reflect any transactional costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. The "Annualized Expense Ratio" represents actual expenses for the period and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2004.


EXPENSE TABLE
--------------------------------------------------------------------------------
                             BEGINNING    ENDING                    EXPENSES
                              ACCOUNT     ACCOUNT     ANNUALIZED      PAID
                               VALUE       VALUE        EXPENSE      DURING
                              12/1/03     5/31/04       RATIOS       PERIOD*
--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class I ....................  $1,000       $1,003        0.43%         $2
Class A ....................   1,000        1,002        0.68           3
HYPOTHETICAL 5% RETURN
Class I ....................   1,000        1,023        0.43           2
Class A ....................   1,000        1,022        0.68           3
--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class I ....................   1,000        1,003        0.43           2
Class A ....................   1,000        1,002        0.68           3
Class B ....................   1,000        1,002        0.68           3
Class C ....................   1,000        1,002        0.68           3
HYPOTHETICAL 5% RETURN
Class I ....................   1,000        1,023        0.43           2
Class A ....................   1,000        1,022        0.68           3
Class B ....................   1,000        1,022        0.68           3
Class C ....................   1,000        1,022        0.68           3
--------------------------------------------------------------------------------
OHIO MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class I ....................   1,000        1,004        0.32           2
Class A ....................   1,000        1,002        0.57           3
HYPOTHETICAL 5% RETURN
Class I ....................   1,000        1,023        0.32           2
Class A ....................   1,000        1,022        0.57           3
--------------------------------------------------------------------------------
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class I ....................   1,000        1,003        0.33           2
Class A ....................   1,000        1,002        0.58           3
HYPOTHETICAL 5% RETURN
Class I ....................   1,000        1,023        0.33           2
Class A ....................   1,000        1,022        0.58           3
--------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class I ....................   1,000        1,004        0.32           2
Class A ....................   1,000        1,002        0.57           3
HYPOTHETICAL 5% RETURN
Class I ....................   1,000        1,023        0.32           2
Class A ....................   1,000        1,022        0.57           3
--------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class I ....................   1,000        1,003        0.42           2
Class A ....................   1,000        1,001        0.67           3
HYPOTHETICAL 5% RETURN
Class I ....................   1,000        1,023        0.42           2
Class A ....................   1,000        1,022        0.67           3
--------------------------------------------------------------------------------
TREASURY PLUS MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class I ....................   1,000        1,003        0.40           2
Class A ....................   1,000        1,002        0.65           3
HYPOTHETICAL 5% RETURN
Class I ....................   1,000        1,023        0.40           2
Class A ....................   1,000        1,022        0.65           3
--------------------------------------------------------------------------------
*Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

ARMADA MONEY MARKET FUNDS
NOTICE TO SHAREHOLDERS

The information set forth below is for each fund's fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2005. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended May 31, 2004, each Fund designated and paid dividends as follows:

                                                                 (A)            (B)          (C)            (D)
                                                              ORDINARY
                                                               INCOME       TAX EXEMPT      TOTAL
                                                              DIVIDENDS      DIVIDENDS    DIVIDENDS     QUALIFYING
FUND                                                         (TAX BASIS)    (TAX BASIS)  (TAX BASIS)   DIVIDENDS (1)
----                                                         -----------    -----------  -----------   -------------
Government Money Market Fund                                    100.00%         0.00%       100.00%        0.00%
Money Market Fund                                               100.00%         0.00%       100.00%        0.00%
Ohio Municipal Money Market Fund                                  0.00%       100.00%       100.00%        0.00%
Pennsylvania Tax Exempt Money Market Fund                         0.00%       100.00%       100.00%        0.00%
Tax Exempt Money Market Fund                                      0.00%       100.00%       100.00%        0.00%
Treasury Money Market Fund                                      100.00%         0.00%       100.00%        0.00%
Treasury Plus Money Market Fund                                 100.00%         0.00%       100.00%        0.00%

Items (A), (B) and (C) are based on a percentage of the Fund's total dividends. Item (D) is based on a percentage of ordinary income dividends of the Fund.
(1) Qualifying Dividends represent dividends which qualify for the dividends received deduction.

                                                                                                  TRUSTEES AND OFFICERS OF THE TRUST

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL                           NUMBER OF
                                                                                 OCCUPATION(S)                    PORTFOLIOS IN THE
                                POSITION(S)        LENGTH                    DURING PAST 5 YEARS/                   FUND COMPLEX
NAME, ADDRESS(1)               HELD WITH THE       OF TIME                  OTHER DIRECTORSHIPS(3)                    OVERSEEN
AGE                                TRUST          SERVED(2)                  HELD BY BOARD MEMBER                   BY TRUSTEE(4)
====================================================================================================================================
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Neary               Chairman of the      Since      Retired Co-Chairman of Ernst & Young, April 1984            31
70                               Board and        February    to September 1993; Director, Strategic
                                  Trustee           1996      Distribution, Inc., since January 1999; Director,
                                                              Commercial Metals Company since March 2001.

------------------------------------------------------------------------------------------------------------------------------------
John F. Durkott                   Trustee          Since      President and Chief Executive Officer, Kittle's             31
60                                                November    Home Furnishings Center, Inc., since January
                                                    1993      2002; President and Chief Operating Officer since
                                                              January 1982; Partner, Kittle's Bloomington
                                                              Properties LLC, from January 1981 through 2003;
                                                              partner, KK&D LLC, from January 1989 through
                                                              2003; partner, KK&D II LLC, from February 1998
                                                              through 2003, (affiliated real estate companies
                                                              of Kittle's Home Furnishings Center, Inc.).

------------------------------------------------------------------------------------------------------------------------------------
Robert J. Farling                 Trustee          Since      Retired Chairman, President and Chief Executive             31
67                                                November    Officer, Centerior Energy (electric utility),
                                                    1997      March 1992 to October 1997.

------------------------------------------------------------------------------------------------------------------------------------
Richard W. Furst                  Trustee          Since      Dean Emeritus, Gatton College of Business and               31
65                                               June 1990    Economics, University of Kentucky, since June
                                                              2003. Garvice D. Kincaid Professor of Finance,
                                                              since 1981. Dean, Gatton College of Business and
                                                              Economics, University of Kentucky, 1981-2003.

------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Gherlein                Trustee          Since      Retired Executive Vice-President and General                31
66                                               July 1997    Counsel, Eaton Corporation (global
                                                              manufacturing), 1991 to March 2000.

------------------------------------------------------------------------------------------------------------------------------------
Kathleen A. Obert                 Trustee          Since      Chairman and CEO, Edward Howard & Co. (public               31
45                                                 August     relations agency), since 2001; CEO, Edward Howard
                                                    2002      & Co., 2000-2001; VP/Senior VP, Edward Howard &
                                                              Co., 1992-2000.

------------------------------------------------------------------------------------------------------------------------------------
J. William Pullen                 Trustee          Since      President and Chief Executive Officer, Whayne               31
65                                                May 1993    Supply Co. (engine and heavy equipment
                                                              distribution), since 1986.

TRUSTEES AND OFFICERS OF THE TRUST

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL                           NUMBER OF
                                                                                 OCCUPATION(S)                    PORTFOLIOS IN THE
                                POSITION(S)        LENGTH                    DURING PAST 5 YEARS/                   FUND COMPLEX
NAME, ADDRESS(1)               HELD WITH THE       OF TIME                  OTHER DIRECTORSHIPS(3)                    OVERSEEN
AGE                                TRUST          SERVED(2)                  HELD BY BOARD MEMBER                   BY TRUSTEE(4)
====================================================================================================================================
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John G. Breen(5)                  Trustee          Since      Retired Chairman and CEO, The Sherwin Williams              31
70                                                 August     Co., until May 2000; Director, The Sherwin
                                                    2002      Williams Co.; Director, Parker Hannifin Corp.;
                                                              Director, Mead Westvaco Corp.; Director, Goodyear
                                                              Tire & Rubber Co.; Director, The Stanley Works.

------------------------------------------------------------------------------------------------------------------------------------
Herbert R. Martens, Jr.(5)   President, Chief      Since      Executive Vice President, National City                     31
51                             Legal Officer      November    Corporation (bank holding company), since July
                                and Trustee         1997      1997; Chairman and CEO, NatCity Investments, Inc.
                                                              (investment banking), since July 1995.

====================================================================================================================================
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
W. Bruce McConnel (6)            Secretary         Since      Partner, Drinker Biddle & Reath LLP,                        N/A
61                                                 August     Philadelphia, PA (law firm).
                                                    1985

------------------------------------------------------------------------------------------------------------------------------------
Dennis J. Westley(6)             Treasurer         Since      Vice President and Managing Director, Accounting            N/A
103 Bellevue Parkway                              May 2003    and Administration, PFPC Inc., since July 2001;
Wilmington, DE 19809                                          Vice President and Accounting Director, PFPC
45                                                            Inc., 1997 to 2001.

------------------------------------------------------------------------------------------------------------------------------------
Kathleen T. Barr(6)             Senior Vice        Since      Senior Vice President (formerly Vice President)             N/A
1900 E. 9th Street            President, Chief    February    and Managing Director of Armada Funds Group,
22nd Floor                     Administrative       2003      National City Bank, since 1999; Managing
Cleveland, OH 44114             Officer and                   Director, National City Investment Management
49                                 Chief                      Company, since May 1996.
                                 Compliance
                                  Officer

------------------------------------------------------------------------------------------------------------------------------------

1 Each trustee can be contacted by writing to National City Bank, c/o Michael
  Nanosky, 1900 E. 9th Street, 22nd Floor, Cleveland, OH 44114.
2 Each trustee holds office until the next meeting of shareholders at which trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.
3 Includes directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
4 The "Fund Complex" consists of all registered investment companies for which National City Investment Management Company (the "Adviser") or any of its affiliates serves as investment adviser including Armada Funds ("Armada") and the Armada Advantage Fund ("Advantage"). In addition to Armada, each trustee serves as a trustee of Advantange. Mr. Neary and Mr. Martens also serve as Chariman and President/Chief Legal Officer of Advantage. The number of portfolios overseen by the trustees includes 31 portfolios of Armada that are offered for sale as of the date of this Annual Report. The trustees have authorized additional portfolios that have not yet been made available to investors.
5 Mr. Breen is considered to be an "interested person" of Armada as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of Armada Funds because (1) he serves as Executive Vice President of NCC, the indirect parent of IMC, (2) he owns shares of common stock and options to purchase common stock of NCC, and
  (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.
6 Mr. McConnel, Mr. Westley and Ms. Barr also serve as Secretary, Treasurer, and
  Senior Vice President/Chief Compliance Officer, respectively, of Advantage. Ms. Barr previously served as Assistant Treasurer and Compliance Officer of Armada from August 2002 until February 2003.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-622-FUND (3863).

                                                       ARMADA MONEY MARKET FUNDS
                         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
ARMADA FUNDS

We have audited the accompanying statements of net assets of Armada Government Money Market Fund, Armada Money Market Fund, Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund, Armada Tax Exempt Money Market Fund, Armada Treasury Money Market Fund, and Armada Treasury Plus Money Market Fund (the "Funds") (each a portfolio of the Armada Funds) as of May 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at May 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania

July 14, 2004

ARMADA MONEY MARKET FUNDS
FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


                                                                                                                       RATIO OF
          NET ASSET                                        NET ASSET                                   RATIO OF     NET INVESTMENT
            VALUE,                      DIVIDENDS FROM       VALUE,                    NET ASSETS    EXPENSES TO        INCOME
          BEGINNING   NET INVESTMENT    NET INVESTMENT        END                     END OF YEAR      AVERAGE        TO AVERAGE
           OF YEAR        INCOME            INCOME          OF YEAR    TOTAL RETURN      (000)        NET ASSETS      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
 GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004       $1.00          $0.01+            $(0.01)          $1.00        0.65%        $1,554,598       0.42%            0.65%
2003        1.00           0.01+             (0.01)           1.00        1.15          1,966,487       0.41             1.16
2002        1.00           0.02+             (0.02)           1.00        2.43          2,195,174       0.39             2.31
2001        1.00           0.06              (0.06)           1.00        5.88          1,557,596       0.37             5.62
2000        1.00           0.05              (0.05)           1.00        5.30            947,831       0.39             5.14
CLASS A
2004       $1.00          $0.00*+           $(0.00)*         $1.00        0.40%        $  388,023       0.67%            0.40%
2003        1.00           0.01+             (0.01)           1.00        0.89            593,867       0.66             0.91
2002        1.00           0.02+             (0.02)           1.00        2.17            782,102       0.64             2.06
2001        1.00           0.06              (0.06)           1.00        5.67            650,803       0.57             5.42
2000        1.00           0.05              (0.05)           1.00        5.14            521,688       0.54             4.99
-----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004       $1.00          $0.01+            $(0.01)          $1.00        0.67%        $2,920,107       0.43%            0.68%
2003        1.00           0.01+             (0.01)           1.00        1.19          3,646,585       0.40             1.19
2002        1.00           0.02+             (0.02)           1.00        2.41          3,533,294       0.40             2.33
2001        1.00           0.06              (0.06)           1.00        5.96          3,342,689       0.38             5.78
2000        1.00           0.05              (0.05)           1.00        5.41          2,342,230       0.40             5.29
CLASS A
2004       $1.00          $0.00*+           $(0.00)*         $1.00        0.43%        $  902,676       0.68%            0.43%
2003        1.00           0.01+             (0.01)           1.00        0.94          1,097,776       0.65             0.94
2002        1.00           0.02+             (0.02)           1.00        2.16          1,763,870       0.65             2.08
2001        1.00           0.06              (0.06)           1.00        5.74          2,030,360       0.58             5.58
2000        1.00           0.05              (0.05)           1.00        5.25          1,717,661       0.55             5.14
CLASS B
2004       $1.00          $0.00*+           $(0.00)*         $1.00        0.43%        $    1,129       0.68%            0.43%
2003        1.00           0.01+             (0.01)           1.00        0.60              1,789       0.95             0.64
2002        1.00           0.02+             (0.02)           1.00        1.44              1,332       1.36             1.37
2001        1.00           0.05              (0.05)           1.00        4.96                970       1.33             4.83
2000        1.00           0.04              (0.04)           1.00        4.50                249       1.26             4.43
CLASS C
2004       $1.00          $0.00*+           $(0.00)*         $1.00        0.42%        $      671       0.68%            0.43%
2003        1.00           0.01+             (0.01)           1.00        0.60              1,283       0.95             0.64
2002        1.00           0.02+             (0.02)           1.00        1.45                218       1.36             1.37
2001 1      1.00           0.02              (0.02)           1.00        2.43                 39       1.33             4.62

              RATIO           RATIO OF
           OF EXPENSES     NET INVESTMENT
            TO AVERAGE         INCOME
            NET ASSETS       TO AVERAGE
           (BEFORE FEE       NET ASSETS
             WAIVERS)    (BEFORE FEE WAIVERS)
---------------------------------------------
 GOVERNMENT MONEY MARKET FUND
---------------------------------------------
CLASS I
2004           0.52%            0.55%
2003           0.51             1.06
2002           0.49             2.21
2001           0.52             5.47
2000           0.55             4.98
CLASS A
2004           0.77%            0.30%
2003           0.76             0.81
2002           0.74             1.96
2001           0.72             5.27
2000           0.70             4.83
---------------------------------------------
 MONEY MARKET FUND
---------------------------------------------
CLASS I
2004           0.53%            0.58%
2003           0.50             1.09
2002           0.50             2.23
2001           0.53             5.63
2000           0.56             5.13
CLASS A
2004           0.78%            0.33%
2003           0.75             0.84
2002           0.75             1.98
2001           0.73             5.43
2000           0.71             4.98
CLASS B
2004           1.48%           (0.37)%
2003           1.46             0.13
2002           1.46             1.27
2001           1.43             4.73
2000           1.36             4.33
CLASS C
2004           1.48%           (0.37)%
2003           1.46             0.13
2002           1.46             1.27
2001 1         1.43             4.52

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
+   PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(1) MONEY MARKET FUND CLASS C COMMENCED OPERATIONS ON NOVEMBER 15, 2000. ALL RATIOS, EXCLUDING TOTAL RETURN, FOR THE PERIOD HAVE BEEN ANNUALIZED.
SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                                       RATIO OF
          NET ASSET                                        NET ASSET                                   RATIO OF     NET INVESTMENT
            VALUE,                      DIVIDENDS FROM       VALUE,                    NET ASSETS    EXPENSES TO        INCOME
          BEGINNING   NET INVESTMENT    NET INVESTMENT        END                     END OF YEAR      AVERAGE        TO AVERAGE
           OF YEAR        INCOME            INCOME          OF YEAR    TOTAL RETURN      (000)        NET ASSETS      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
 OHIO MUNICIPAL MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004       $1.00          $0.01+            $(0.01)          $1.00        0.70%         $238,433        0.34%            0.70%
2003        1.00           0.01+             (0.01)           1.00        1.06           262,692        0.32             1.05
2002        1.00           0.02+             (0.02)           1.00        1.77           185,180        0.31             1.72
2001        1.00           0.04              (0.04)           1.00        3.71           176,937        0.33             3.62
2000        1.00           0.03              (0.03)           1.00        3.28           129,475        0.35             3.26
CLASS A
2004       $1.00          $0.00*+           $(0.00)*         $1.00        0.45%         $ 48,535        0.59%            0.45%
2003        1.00           0.01+             (0.01)           1.00        0.81            52,040        0.57             0.80
2002        1.00           0.02+             (0.02)           1.00        1.55            57,544        0.53             1.50
2001        1.00           0.03              (0.03)           1.00        3.55            48,771        0.48             3.47
2000        1.00           0.03              (0.03)           1.00        3.13            29,458        0.50             3.11
----------------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004       $1.00          $0.01+            $(0.01)          $1.00        0.69%         $ 97,248        0.34%            0.69%
2003        1.00           0.01+             (0.01)           1.00        1.07           100,585        0.30             1.06
2002        1.00           0.02+             (0.02)           1.00        1.76           112,169        0.34             1.69
2001        1.00           0.04              (0.04)           1.00        3.65            99,711        0.35             3.61
2000        1.00           0.03              (0.03)           1.00        3.31            94,299        0.33             3.26
CLASS A
2004       $1.00          $0.00*+           $(0.00)*         $1.00        0.43%         $104,046        0.59%            0.44%
2003        1.00           0.01+             (0.01)           1.00        0.82            88,615        0.55             0.81
2002        1.00           0.02+             (0.02)           1.00        1.54            61,754        0.56             1.47
2001        1.00           0.03              (0.03)           1.00        3.49            63,372        0.50             3.46
2000        1.00           0.03              (0.03)           1.00        3.15            57,941        0.48             3.11
----------------------------------------------------------------------------------------------------------------------------------
 TAX EXEMPT MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004       $1.00          $0.01+            $(0.01)          $1.00        0.68%         $426,256        0.33%            0.68%
2003        1.00           0.01+             (0.01)           1.00        1.04           545,100        0.31             1.03
2002        1.00           0.02+             (0.02)           1.00        1.74           539,093        0.30             1.70
2001        1.00           0.04              (0.04)           1.00        3.67           565,973        0.28             3.61
2000        1.00           0.03              (0.03)           1.00        3.30           327,185        0.32             3.24
CLASS A
2004       $1.00          $0.00*+           $(0.00)*         $1.00        0.43%         $222,193        0.58%            0.43%
2003        1.00           0.01+             (0.01)           1.00        0.79           267,874        0.56             0.78
2002        1.00           0.02+             (0.02)           1.00        1.52           289,510        0.52             1.48
2001        1.00           0.03              (0.03)           1.00        3.52           252,955        0.43             3.46
2000        1.00           0.03              (0.03)           1.00        3.14           219,568        0.47             3.09

              RATIO           RATIO OF
           OF EXPENSES     NET INVESTMENT
            TO AVERAGE         INCOME
            NET ASSETS       TO AVERAGE
           (BEFORE FEE       NET ASSETS
             WAIVERS)    (BEFORE FEE WAIVERS)
---------------------------------------------
 OHIO MUNICIPAL MONEY MARKET FUND
---------------------------------------------
CLASS I
2004           0.54%            0.50%
2003           0.52             0.85
2002           0.51             1.52
2001           0.58             3.37
2000           0.61             3.00
CLASS A
2004           0.79%            0.25%
2003           0.77             0.60
2002           0.73             1.30
2001           0.73             3.22
2000           0.76             2.85
---------------------------------------------
 PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
---------------------------------------------
CLASS I
2004           0.59%            0.44%
2003           0.55             0.81
2002           0.59             1.44
2001           0.65             3.31
2000           0.64             2.95
CLASS A
2004           0.84%            0.19%
2003           0.80             0.56
2002           0.81             1.22
2001           0.80             3.16
2000           0.79             2.80
---------------------------------------------
 TAX EXEMPT MONEY MARKET FUND
---------------------------------------------
CLASS I
2004           0.53%            0.48%
2003           0.51             0.83
2002           0.50             1.50
2001           0.53             3.36
2000           0.58             2.98
CLASS A
2004           0.78%            0.23%
2003           0.76             0.58
2002           0.72             1.28
2001           0.68             3.21
2000           0.73             2.83

ARMADA MONEY MARKET FUNDS
FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED MAY 31


                                                                                                                       RATIO OF
          NET ASSET                                        NET ASSET                                   RATIO OF     NET INVESTMENT
            VALUE,                      DIVIDENDS FROM       VALUE,                    NET ASSETS    EXPENSES TO        INCOME
          BEGINNING   NET INVESTMENT    NET INVESTMENT        END                     END OF YEAR      AVERAGE        TO AVERAGE
           OF YEAR        INCOME            INCOME          OF YEAR    TOTAL RETURN      (000)        NET ASSETS      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
 TREASURY MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004       $1.00          $0.01+            $(0.01)          $1.00        0.54%         $578,023        0.43%            0.54%
2003        1.00           0.01+             (0.01)           1.00        1.07           636,837        0.41             1.04
2002        1.00           0.02+             (0.02)           1.00        2.23           468,283        0.40             2.12
2001        1.00           0.05              (0.05)           1.00        5.39           365,605        0.43             5.24
2000        1.00           0.05              (0.05)           1.00        4.75           409,169        0.42             4.65
CLASS A
2004       $1.00          $0.00*+           $(0.00)*         $1.00        0.29%         $ 24,611        0.68%            0.29%
2003        1.00           0.01+             (0.01)           1.00        0.82            14,890        0.66             0.79
2002        1.00           0.02+             (0.02)           1.00        1.98            17,270        0.65             1.87
2001        1.00           0.05              (0.05)           1.00        5.17            62,598        0.63             5.04
2000        1.00           0.04              (0.04)           1.00        4.59            79,713        0.57             4.50
----------------------------------------------------------------------------------------------------------------------------------
 TREASURY PLUS MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------------
CLASS I
2004       $1.00          $0.01+            ($0.01)          $1.00        0.56%         $212,418        0.45%            0.57%
2003        1.00           0.01+             (0.01)           1.00        1.02           232,768        0.47             0.99
2002        1.00           0.02+             (0.02)           1.00        2.19           186,114        0.48             2.23
2001        1.00           0.05              (0.05)           1.00        5.62           231,317        0.47             5.43
2000        1.00           0.05              (0.05)           1.00        4.90           227,447        0.56             4.77
CLASS A
2004       $1.00          $0.00*+           $(0.00)*         $1.00        0.31%         $    107        0.70%            0.32%
2003        1.00           0.01+             (0.01)           1.00        0.77               852        0.72             0.74
2002        1.00           0.02+             (0.02)           1.00        1.94             1,751        0.73             1.98
2001        1.00           0.05              (0.05)           1.00        5.39               135        0.67             5.23
2000        1.00           0.05              (0.05)           1.00        4.80             1,835        0.66             4.67

              RATIO           RATIO OF
           OF EXPENSES     NET INVESTMENT
            TO AVERAGE         INCOME
            NET ASSETS       TO AVERAGE
           (BEFORE FEE       NET ASSETS
             WAIVERS)    (BEFORE FEE WAIVERS)
---------------------------------------------
 TREASURY MONEY MARKET FUND
---------------------------------------------
CLASS I
2004           0.48%            0.49%
2003           0.46             0.99
2002           0.45             2.07
2001           0.53             5.14
2000           0.53             4.54
CLASS A
2004           0.73%            0.24%
2003           0.71             0.74
2002           0.70             1.82
2001           0.73             4.94
2000           0.68             4.39
---------------------------------------------
 TREASURY PLUS MONEY MARKET FUND
---------------------------------------------
CLASS I
2004           0.49%            0.53%
2003           0.47             0.99
2002           0.48             2.23
2001           0.52             5.38
2000           0.60             4.73
CLASS A
2004           0.74%            0.28%
2003           0.72             0.74
2002           0.73             1.98
2001           0.72             5.18
2000           0.85             4.48


*  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
+ PER SHARE AMOUNTS CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD. SEE NOTES TO FINANCIAL STATEMENTS.

                                                       ARMADA MONEY MARKET FUNDS
                                                         STATEMENT OF NET ASSETS

GOVERNMENT MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 46.4%
FEDERAL FARM CREDIT BANK -- 6.3%
  Federal Farm Credit Bank
   6.100%, 11/04/04 (MTN)                           $10,000         $   10,211
   1.300%, 12/01/04 (DN) +                            5,000              4,999
   3.875%, 02/01/05 (MTN)                            26,740             27,125
   0.990%, 02/03/05 (FRN)                            20,000             20,000
   1.300%, 03/01/05 (DN) +                           10,000              9,995
   1.125%, 03/15/05 (DN) +                           20,000             19,993
   1.450%, 04/22/05 (DN) +                            4,850              4,849
   1.000%, 06/01/05 (FRN)                            25,000             25,000
                                                                    ----------
                                                                       122,172
--------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK -- 10.8%
  Federal Home Loan Bank
   1.000%, 06/01/04 (DN) +                           25,000             25,000
   0.980%, 06/04/04 (DN) +                           25,000             24,998
   1.005%, 06/11/04 (DN) +                           23,250             23,243
   4.750%, 06/28/04 (MTN)                            25,000             25,065
   0.990%, 09/27/04 (FRN)                            14,400             14,399
   1.190%, 10/20/04 (DN) +                            5,835              5,808
   1.230%, 10/27/04 (DN) +                           10,000              9,949
   1.150%, 12/16/04 (MTN)                            20,000             20,000
   1.500%, 02/28/05                                  20,000             20,000
   1.305%, 04/22/05 (MTN)                            10,000             10,000
   1.020%, 04/25/05 (FRN)                            20,855             20,859
   1.300%, 04/27/05                                  10,000             10,000
                                                                    ----------
                                                                       209,321
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 9.3%
  Federal Home Loan Mortgage Corporation
   1.010%, 06/01/04 (DN) +                           20,000             20,000
   1.000%, 06/08/04 (DN) +                           30,000             29,994
   1.000%, 06/22/04 (DN) +                           20,000             19,988
   1.030%, 07/19/04 (DN) +                            9,750              9,737
   1.030%, 09/07/04 (DN) +                           11,718             11,685
   1.055%, 09/14/04 (DN) +                           22,498             22,429
   1.030%, 09/14/04 (DN) +                           12,000             11,964
   1.220%, 12/06/04 (DN) +                           20,000             19,873
   1.140%, 12/15/04 (DN) +                           15,000             14,906
   1.070%, 12/17/04 (DN) +                           19,550             19,434
                                                                    ----------
                                                                       180,010
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 17.2%
  Federal National Mortgage Association
   1.095%, 06/02/04 (DN) +                           15,000             15,000
   3.000%, 06/15/04 (MTN)                            24,204             24,222
   1.040%, 07/01/04 (DN) +                           25,000             24,978
   1.000%, 07/01/04 (DN) +                           20,400             20,383
   1.050%, 07/07/04 (DN) +                           20,000             19,979
   1.030%, 08/04/04 (DN) +                           18,250             18,217
   1.060%, 08/06/04 (DN) +                           20,000             19,961
   1.020%, 08/11/04 (DN) +                           17,618             17,583
   1.075%, 08/18/04 (DN) +                           20,000             19,953
   1.100%, 09/01/04 (DN) +                           29,400             29,317


--------------------------------------------------------------------------------
                                              NUMBER OF SHARES/        VALUE
                                                   PAR (000)           (000)
--------------------------------------------------------------------------------
   1.050%, 11/18/04 (DN) +                          $15,000         $   14,926
   1.440%, 12/01/04 (DN) +                           10,000              9,927
   1.020%, 12/13/04 (FRN)                            25,000             25,001
   0.995%, 01/03/05 (FRN)                            10,000              9,998
   1.015%, 01/28/05 (FRN)                            25,000             24,999
   1.239%, 02/15/05 (DN) +                           15,000             15,001
   1.400%, 02/25/05 (DN) +                           20,000             20,000
   1.550%, 05/04/05 (DN) +                            5,000              5,000
                                                                    ----------
                                                                       334,445
--------------------------------------------------------------------------------
STUDENT LOAN MARKETING ASSOCIATION -- 2.8%
  Student Loan Marketing Association
   1.126%, 08/19/04 (FRN)                            25,000             25,000
   1.136%, 10/21/04 (FRN)                            30,000             30,000
                                                                    ----------
                                                                        55,000
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (Cost $900,948)               900,948
--------------------------------------------------------------------------------
MONEY MARKET FUND -- 0.3%
  Goldman Sachs Financial Square
   Government Money Market Fund                   6,295,645              6,296
--------------------------------------------------------------------------------
Total Money Market Fund (Cost $6,296)                                    6,296
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 53.3%
  Bank of America
   1.03% (dated 5/28/04, matures 6/1/04,
   repurchase price $430,049,211,
   collateralized by various government
   obligations: total market value
   $438,600,001)                                   $430,000            430,000
  Credit Suisse First Boston
   1.03% (dated 5/28/04, matures 6/1/04,
   repurchase price $282,032,273,
   collateralized by various government
   obligations: total market value
   $287,642,983)                                    282,000            282,000
  Greenwich Capital
   1.03% (dated 5/28/04, matures 6/1/04,
   repurchase price $90,010,300,
    collateralized by various government
   obligations: total market value
   $91,800,068)                                      90,000             90,000
  JP Morgan Chase
   1.01% (dated 5/28/04, matures 6/1/04,
   repurchase price $53,005,948,
    collateralized by various government
   obligations: total market value
   $54,063,286)                                      53,000             53,000
  Morgan Stanley
   1.02% (dated 5/28/04, matures 6/1/04,
   repurchase price $90,010,200,
   collateralized by various government
   obligations: total market value
   $92,005,092)                                      90,000             90,000

ARMADA MONEY MARKET FUNDS
STATEMENT OF NET ASSETS

GOVERNMENT MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- CONTINUED
  UBS Securities
   1.03% (dated 5/28/04, matures 6/1/04,
   repurchase price $90,010,300,
   collateralized by various government
   obligations: total market value
   $91,803,120)                                     $90,000         $   90,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $1,035,000)                        1,035,000
--------------------------------------------------------------------------------
Total Investments-- 100.0% (Cost $1,942,244)*                        1,942,244
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 0.0%
  Investment Advisory Fees Payable                                        (408)
  12b-1 Fees Payable
   Class I                                                                 (52)
   Class A                                                                 (37)
  Administration Fees Payable                                             (114)
  Custody Fees Payable                                                     (15)
  Other Assets & Liabilities                                             1,003
--------------------------------------------------------------------------------
Total Other Assets & Liabilities; Net:                                     377
--------------------------------------------------------------------------------
TOTAL NET ASSETS-- 100.0%                                           $1,942,621
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest (unlimited
  authorization-- no par value)                                     $1,942,641
Accumulated net realized loss on investments                               (20)
--------------------------------------------------------------------------------
Total Net Assets                                                    $1,942,621
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($1,554,598,075 / 1,554,568,754
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A ($388,022,716 / 388,051,290
   outstanding shares of beneficial interest)                            $1.00
--------------------------------------------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
+ EFFECTIVE YIELD AT PURCHASE DATE.
DN -- DISCOUNT NOTE
FRN -- FLOATING RATE NOTE: THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS
       THE RATE IN EFFECT ON MAY 31, 2004, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE. THE RATE FLOATS ON A PREDETERMINED INDEX.
MTN -- MEDIUM TERM NOTE
SEE NOTES TO FINANCIAL STATEMENTS.

                                                       ARMADA MONEY MARKET FUNDS
                                                         STATEMENT OF NET ASSETS


MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.1%
FEDERAL HOME LOAN BANK -- 3.5%
  Federal Home Loan Bank
   1.190%, 10/20/04 (DN) +                          $25,000         $   24,884
   1.500%, 02/28/05 (MTN)                            50,000             50,000
   1.400%, 04/01/05 (MTN)                            10,300             10,296
   1.300%, 04/27/05 (MTN)                            20,000             20,000
   1.350%, 04/29/05 (MTN)                            20,000             20,000
   1.500%, 05/04/05 (MTN)                            10,000             10,000
                                                                    ----------
                                                                       135,180
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
  Federal Home Loan Mortgage Corporation
   1.220%, 12/06/04 (DN) +                           30,000             29,809
   1.290%, 12/13/04 (DN) +                           20,000             19,860
                                                                    ----------
                                                                        49,669
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.3%
  Federal National Mortgage Association
   1.440%, 12/01/04 (DN) +                           20,000             19,854
   1.239%, 02/15/05 (FRN)                            25,000             25,003
   1.400%, 02/25/05 (MTN)                            30,000             30,000
   1.400%, 03/29/05 (MTN)                            20,000             20,000
   1.400%, 05/03/05 (MTN)                            20,000             20,000
   1.550%, 05/04/05 (MTN)                            10,000             10,000
                                                                    ----------
                                                                       124,857
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (Cost $309,706)               309,706
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 8.1%
  ABN AMRO Bank
   1.110%, 12/31/04                                  20,000             20,000
  ABN AMRO Bank Chicago (FRN)
   1.025%, 03/18/05                                  10,000             10,000
  American Express Centurion (FRN)
   1.050%, 02/04/05                                  40,000             40,000
  Barclays (FRN)
   1.028%, 03/24/05                                  15,000             15,000
  Barclays PLC (MTN, FRN)
   1.028%, 03/14/05                                  25,000             24,995
  Chase Manhattan Bank (FRN)
   1.050%, 11/08/04                                  40,000             40,000
  Credit Suisse First Boston (FRN)
   1.040%, 04/05/05                                  40,000             39,993
  Fifth Third Bank
   1.075%, 09/20/04                                  20,000             20,001
  Marshall & Ilsley Bank (FRN)
   1.040%, 11/02/04                                  45,000             45,000
  Svenska Handelsbanken
   1.145%, 12/28/04                                  10,000              9,990
  Toronto Dominion Bank
   1.380%, 08/27/04                                  20,000             19,999
  Wells Fargo & Company
   1.030%, 06/17/04                                  25,000             25,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (Cost $309,978)                          309,978
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER+ -- 48.9%
BANKS -- 5.9%
  ABN AMRO Bank North America
   1.060%, 09/20/04                                 $10,000         $    9,967
  ANZ (Delaware) Inc.
   1.030%, 06/22/04                                  25,000             24,985
  Danske Corp.
   1.040%, 06/01/04                                  20,200             20,200
   1.065%, 09/16/04                                  16,000             15,950
  Rabobank Nederland N.V.
   1.030%, 06/01/04                                  30,000             30,000
  Royal Bank of Scotland
   1.020%, 06/08/04                                  30,000             29,994
  Societe Generale North America
   1.090%, 11/10/04                                  40,000             39,804
  Svenska Handelsbanken
   1.080%, 07/28/04                                  15,000             14,974
   1.090%, 09/01/04                                  20,000             19,944
  Toronto Dominion Bank
   1.030%, 06/16/04                                  20,000             19,992
                                                                    ----------
                                                                       225,810
--------------------------------------------------------------------------------
FINANCE - AUTOMOTIVE -- 2.5%
  Daimlerchrysler Revolving Auto Conduit
   1.030%, 06/07/04                                  20,000             19,996
  New Center Asset Trust
   1.040%, 06/07/04                                  25,000             24,996
   1.030%, 06/14/04                                  49,250             49,232
                                                                    ----------
                                                                        94,224
--------------------------------------------------------------------------------
FINANCE - INVESTMENT BANKING/BROKERAGE -- 3.4%
  Citigroup
   1.020%, 06/11/04                                  20,000             19,995
  Merrill Lynch
   1.020%, 06/21/04                                  35,000             34,980
  Morgan Stanley
   1.030%, 06/01/04                                  25,000             25,000
   1.030%, 06/09/04                                  25,000             24,994
   1.040%, 06/23/04                                  25,000             24,984
                                                                    ----------
                                                                       129,953
--------------------------------------------------------------------------------
FINANCIAL CONDUITS -- 21.5%
  Blue Ridge Asset Funding
   1.030%, 06/07/04                                  25,000             24,996
   1.030%, 06/09/04                                  25,000             24,994
   1.030%, 06/10/04                                  23,000             22,994
  Ciesco L.P.
   1.040%, 06/03/04                                  20,000             19,999
   1.040%, 06/24/04                                  20,000             19,987
  Delaware Funding
   1.030%, 06/04/04                                  10,000              9,999
   1.030%, 06/11/04                                  22,541             22,535
   1.030%, 06/17/04                                  20,000             19,991
  Edison Asset Securitization LLC
   1.030%, 06/07/04                                  25,000             24,996
   1.050%, 08/18/04                                  20,000             19,954
  Fountain Square Commercial Funding
   1.030%, 06/15/04                                  20,000             19,992

ARMADA MONEY MARKET FUNDS
STATEMENT OF NET ASSETS


MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER+ -- CONTINUED
FINANCIAL CONDUITS -- CONTINUED
   1.055%, 06/28/04                                 $20,000         $   19,984
   1.080%, 08/10/04                                  20,000             19,958
  Galaxy Funding
   1.060%, 07/15/04                                  20,000             19,974
   1.090%, 07/20/04                                  10,000              9,985
  Gemini Securitization
   1.030%, 06/02/04                                  35,000             34,999
   1.040%, 06/09/04                                  10,000              9,998
   1.030%, 06/11/04                                  25,000             24,993
   1.050%, 06/28/04                                  10,000              9,992
  Hatteras Funding
   1.050%, 06/11/04                                  20,000             19,994
   1.080%, 07/16/04                                  15,000             14,980
  Kitty Hawk Funding Corp.
   1.030%, 06/15/04                                  25,000             24,990
  Liberty Street Funding
   1.020%, 06/01/04                                  15,191             15,191
   1.020%, 06/04/04                                  25,000             24,998
   1.030%, 06/14/04                                  30,000             29,989
  Market Street Funding
   1.040%, 06/07/04                                  12,000             11,998
   1.040%, 06/09/04                                  20,000             19,995
   1.040%, 06/17/04                                  28,250             28,237
   1.040%, 06/23/04                                  25,574             25,558
  Old Line Funding
   1.040%, 06/03/04                                  13,362             13,361
   1.040%, 06/07/04                                  20,027             20,023
   1.040%, 06/21/04                                  17,000             16,990
  Preferred Receivables Funding
   1.030%, 06/04/04                                  32,000             31,997
   1.030%, 06/09/04                                  20,529             20,524
   1.030%, 06/14/04                                  17,900             17,893
  Three Pillars Funding
   1.020%, 06/02/04                                  35,000             34,999
   1.040%, 06/07/04                                  35,605             35,599
  Three Rivers Funding
   1.030%, 06/01/04                                  10,000             10,000
  Variable Funding Capital
   1.030%, 06/10/04                                  25,000             24,994
                                                                    ----------
                                                                       822,630
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 11.6%
  Abbey National Treasury Services
   1.120%, 10/18/04                                  40,000             39,827
  Alliance Finance
   1.050%, 06/07/04                                  25,000             24,996
  American Express
   1.020%, 06/03/04                                  20,000             19,999
   1.010%, 06/15/04                                  15,000             14,994
  Caterpillar Financial Services
   1.280%, 07/12/04                                  15,000             14,978
  Dexia Delaware, LLC
   1.030%, 06/10/04                                  17,000             16,996
   1.010%, 06/22/04                                  20,000             19,988
   1.030%, 06/24/04                                  23,000             22,985


--------------------------------------------------------------------------------
                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
  Greenwich Capital Holdings
   1.030%, 06/28/04                                 $20,000         $   19,984
   1.030%, 06/30/04                                  25,000             24,979
  HBOS Treasury Services
   1.040%, 06/29/04                                   6,300              6,295
   1.040%, 08/23/04                                  10,000              9,976
  ING Funding LLC
   1.030%, 06/15/04                                  28,500             28,489
   1.040%, 07/02/04                                  10,000              9,991
  National Rural Utilities Co-operative
   Finance Corp.
   1.040%, 06/16/04                                  25,000             24,989
   1.040%, 06/21/04                                  25,000             24,985
  UBS Finance
   1.020%, 06/01/04                                  20,000             20,000
   1.035%, 06/03/04                                  35,000             34,998
   1.030%, 06/07/04                                  12,000             11,998
   1.050%, 07/01/04                                  26,000             25,977
  Wells Fargo & Company
   1.020%, 06/10/04                                  25,000             24,994
                                                                    ----------
                                                                       442,418
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 1.6%
  Archer-Daniels-Midland
   1.040%, 07/27/04                                  20,000             19,968
  Nestle Capital Corp.
   1.100%, 09/10/04                                  10,000              9,969
   1.080%, 12/20/04                                  30,000             29,818
                                                                    ----------
                                                                        59,755
--------------------------------------------------------------------------------
FOREIGN INDUSTRIAL -- 0.8%
  Siemens Capital
   1.020%, 06/16/04                                  30,000             29,987
--------------------------------------------------------------------------------
INDUSTRIAL -- 0.5%
  Proctor & Gamble Co.
   1.010%, 06/07/04                                  20,000             19,997
--------------------------------------------------------------------------------
INSURANCE -- 1.1%
  Aegon N.V.
   1.040%, 06/28/04                                  20,000             19,984
  ING America Insurance Holdings
   1.060%, 09/14/04                                  24,000             23,926
                                                                    ----------
                                                                        43,910
--------------------------------------------------------------------------------
Total Commercial Paper (Cost $1,868,684)                             1,868,684
--------------------------------------------------------------------------------
CORPORATE BONDS -- 13.7%
BANKS -- 2.2%
  Australia and New Zealand Banking
   Group (MTN, FRN)
   1.149%, 01/21/05                                  45,000             45,015
  Canadian Imperial Bank (FRN)
   1.066%, 11/08/04                                  40,000             40,001
                                                                    ----------
                                                                        85,016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.8%
  Bear Stearns
   1.093%, 02/22/05 (MTN, FRN)                      $20,000         $   20,000
   1.270%, 06/02/05 (FRN)                            20,000             20,045
  Citigroup (FRN)
   1.250%, 02/07/05                                  15,000             15,015
  Deutsche Bank (MTN, FRN)
   1.233%, 02/22/05                                  45,000             45,049
  General Electric (MTN, FRN)
   1.413%, 10/21/04                                  25,000             25,030
  Lehman Brothers Holdings (FRN)
   1.513%, 09/20/04                                  40,000             40,050
  Merrill Lynch (MTN, FRN)
   1.450%, 03/08/05                                  42,000             42,138
  National Rural Utilities (FRN)
   1.580%, 02/07/05                                  26,000             26,079
  Wells Fargo & Company (FRN)
   1.150%, 03/24/05                                  25,000             25,023
                                                                    ----------
                                                                       258,429
--------------------------------------------------------------------------------
FUNDING AGREEMENTS -- 1.0%
  Travelers Life & Annuity Funding
   Agreement (FRN)
   1.210%, 09/16/04                                  40,000             40,000
--------------------------------------------------------------------------------
INSURANCE -- 2.2%
  AIG Funding (FRN)
   1.225%, 11/15/04                                  42,500             42,532
  Allstate (FRN) 144A
   1.340%, 03/22/05                                  42,000             42,099
                                                                    ----------
                                                                        84,631
--------------------------------------------------------------------------------
RETAIL DEPARTMENT STORES -- 1.5%
  Wal-Mart Stores (MTN, FRN)
   1.238%, 02/22/05                                  56,000             56,024
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $524,100)                                  524,100
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 4.6%
GEORGIA -- 1.0%
  Athens Clarke County Development
   Authority, University of Georgia Athletic
   Association Project (RB) (LOC - Bank of
   America) (VRDN)
   1.090%, 08/01/33                                   9,450              9,450
  Burke County Development Authority,
   Oglethorpe Power Project (RB) (AMBAC)
   (VRDN)
   1.080%, 01/01/21                                  10,000             10,000
  Burke County Development Authority,
   Pollution Control Oglethorope Power
   Corporation Project (RB) Series A
   (VRDN)
   1.080%, 01/01/20                                   5,945              5,945
  Monroe County Development Authority
   Pollution Control, Oglethorpe Power
   Corporation Project (RB) (VRDN)
   1.080%, 01/01/21                                   5,200              5,200


--------------------------------------------------------------------------------
                                              NUMBER OF SHARES/        VALUE
                                                   PAR (000)           (000)
--------------------------------------------------------------------------------
  Savannah College Art & Design (RB)
   (VRDN)
   1.100%, 04/01/24                                 $ 8,000         $    8,000
                                                                    ----------
                                                                        38,595
--------------------------------------------------------------------------------
MICHIGAN -- 1.7%
  University of Michigan (RB) (VRDN)
   1.050%, 04/01/32                                  37,905             37,905
  University of Michigan Hospital (RB)
   Series A (VRDN)
   1.050%, 12/01/27                                  25,535             25,535
                                                                    ----------
                                                                        63,440
--------------------------------------------------------------------------------
MISSOURI -- 0.1%
  Missouri Health and Education Facilities
   Authority, Washington University Project
   (RB) Series D (VRDN)
   1.090%, 09/01/30                                   6,000              6,000
--------------------------------------------------------------------------------
NORTH CAROLINA -- 0.5%
  Charlotte Water & Sewer Systems (RB)
   Series C (VRDN)
   1.050%, 06/01/25                                  20,000             20,000
--------------------------------------------------------------------------------
PENNSYLVANIA -- 0.7%
  Emmaus General Authority (RB) (VRDN)
   1.070%, 12/01/28                                  10,900             10,900
  Lancaster County Hospital Authority
   Health Center, Masonic Homes Project
   (RB) (VRDN)
   1.070%, 09/01/31                                   9,270              9,270
  Philadelphia Industrial Development
   Authority, Newcourtland Elder Services
   Project (RB) (LOC - PNC Bank) (VRDN)
   1.100%, 03/01/27                                   7,900              7,900
                                                                    ----------
                                                                        28,070
--------------------------------------------------------------------------------
TENNESSEE -- 0.6%
  Clarksville Public Building Authority, Pooled
   Financing (RB) (LOC - Bank of America)
   (VRDN)
   1.090%, 07/01/31                                  21,790             21,790
--------------------------------------------------------------------------------
Total Municipal Securities (Cost $177,895)                             177,895
--------------------------------------------------------------------------------
MONEY MARKET FUND -- 0.1%
  Goldman Sachs Financial Square Prime
   Obligation Money Market Fund 4,301,498                                4,301
--------------------------------------------------------------------------------
Total Money Market Fund (Cost $4,301)                                    4,301
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 16.5%
  Bank of America
   1.03% (dated 5/28/04, matures 6/1/04,
   repurchase price $70,008,011,
   collateralized by various government
   obligations: total market value
   $71,400,001)                                     $70,000             70,000

ARMADA MONEY MARKET FUNDS
STATEMENT OF NET ASSETS


MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- CONTINUED
  Credit Suisse First Boston
   1.03% (dated 5/28/04, matures 6/1/04,
   repurchase price $55,006,294,
   collateralized by various government
   obligations: total market value
   $56,101,590)                                    $ 55,000         $   55,000
  Greenwich Capital
   1.03% (dated 5/28/04, matures 6/1/04,
   repurchase price $185,021,172,
   collateralized by various government
   obligations: total market value
   $188,703,253)                                    185,000            185,000
  Morgan Stanley
   1.02% (dated 5/28/04, matures 6/1/04,
   repurchase price $160,018,133,
   collateralized by various government
   obligations: total market value
   $163,726,590)                                    160,000            160,000
  UBS Securities
   1.03% (dated 5/28/04, matures 6/1/04,
   repurchase price $160,018,311,
   collateralized by various government
   obligations: total market value
   $163,202,908)                                    160,000            160,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $630,000)                            630,000
--------------------------------------------------------------------------------
Total Investments-- 100.0% (Cost $3,824,664)*                        3,824,664
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 0.0%
  Investment Advisory Fees Payable                                        (807)
  12b-1 Fees Payable
   Class I                                                                (101)
   Class A                                                                 (70)
  Administration Fees Payable                                             (226)
  Custody Fees Payable                                                     (28)
  Other Assets & Liabilities                                             1,151
--------------------------------------------------------------------------------
Total Other Assets & Liabilities; Net:                                     (81)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $3,824,583
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                       VALUE
                                                                       (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization-- no par value)                          $3,832,433
Distributions in excess of net investment income                            (1)
Accumulated net realized loss on investments                            (7,849)
--------------------------------------------------------------------------------
Total Net Assets                                                    $3,824,583
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($2,920,107,020 / 2,925,177,831
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A ($902,675,585 / 905,443,736
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
Net Asset Value and Offering
  Price Per Share-- Class B ($1,129,404 / 1,130,026
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
Net Asset Value and Offering
  Price Per Share-- Class C ($671,140 / 670,811
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
+ EFFECTIVE YIELD AT PURCHASE DATE.
144A -- SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
        OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
DN -- DISCOUNT NOTE
FRN -- FLOATING RATE NOTE: THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS
       THE RATE IN EFFECT ON MAY 31, 2004, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE. THE RATE FLOATS BASED ON
       A PREDETERMINED INDEX.
LLC -- LIMITED LIABILITY COMPANY
LOC -- LETTER OF CREDIT
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
MTN -- MEDIUM TERM NOTE
PLC -- PUBLIC LIABILITY COMPANY
RB -- REVENUE BOND
VRDN -- VARIABLE RATE DEMAND NOTE: THE RATE REFLECTED ON THE STATEMENT OF NET
        ASSETS IS THE RATE IN EFFECT ON MAY 31, 2004, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
SEE NOTES TO FINANCIAL STATEMENTS.

                                                       ARMADA MONEY MARKET FUNDS
                                                         STATEMENT OF NET ASSETS


OHIO MUNICIPAL MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                      PAR              VALUE
                                                     (000)             (000)
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 100.0%
OHIO -- 100.0%
  Allen County (BAN) (GO)
   1.440%, 09/08/04                                 $ 1,735           $  1,736
  Allen County Health Care Facilities,
   Mennonite Memorial Home Project (RB)
   (LOC - Wells Fargo Bank) (VRDN)
   1.090%, 02/01/18                                   2,870              2,870
  Blue Ash (BAN) (GO)
   1.250%, 02/04/05                                   1,300              1,300
  Bowling Green (BAN) (GO)
   1.100%, 06/10/04                                   1,745              1,745
  Broadview Heights (BAN) (GO)
   2.000%, 12/09/04                                   1,000              1,005
  Butler County (BAN) (GO)
   1.500%, 06/10/04                                   1,550              1,550
  Butler County (BAN) (GO) Series A
   2.000%, 03/11/05                                   2,060              2,074
  Butler County (BAN) (GO) Series B
   1.500%, 09/23/04                                   1,100              1,102
  Butler County (BAN) (GO) Series C
   2.000%, 09/23/04                                   1,000              1,003
  Butler County Waterworks Improvement
   (BAN) (GO)
   2.500%, 03/11/05                                   1,750              1,763
  Cincinnati Various Purposes (GO) Series A
   5.250%, 12/01/04                                   1,300              1,326
  Cleveland Waterworks (RB) Series L
   (FGIC) (VRDN)
   1.070%, 01/01/33                                   6,550              6,550
  Columbus Sewer & Water Improvement
   Authority (RB) (VRDN)
   1.070%, 06/01/11                                   8,500              8,500
  Coshocton County Hospital Facilities
   Authority, Memorial Hospital Project
   (RB) (LOC - Bank of Chicago) (VRDN)
   1.100%, 03/01/19                                   1,200              1,200
  Cuyahoga County Civic Facility, Oriana
   Services Project (RB) (LOC - Bank One)
   (VRDN)
   1.220%, 04/01/16                                   2,095              2,095
  Cuyahoga County Economic Development
   Authority, Magnificat High School
   Project (RB) (LOC - Fifth Third Bank)
   (VRDN)
   1.070%, 06/01/30                                   2,400              2,400
  Cuyahoga County Economic Development
   Authority, Positive Education Program
   (RB) (LOC - Key Bank) (VRDN)
   1.140%, 08/01/20                                   2,760              2,760
  Cuyahoga County Hospital Authority,
   Cleveland Clinic Project (RB) (LOC - JP
   Morgan Chase) (VRDN)
   1.080%, 01/01/35                                   9,950              9,950
  Cuyahoga County Hospital Improvement,
   University Hospitals of Cleveland (RB)
   Series 1985 (VRDN)
   1.020%, 01/01/16                                   1,550              1,550


--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
  Cuyahoga County, Cleveland Clinic
   Health System (RB) (TECP)
   1.250%, 11/16/04                                 $ 2,500           $  2,500
  Delaware County Capital Improvement
   Facilities (GO)
   1.200%, 12/01/04                                     900                900
  Franklin County Hospital Authority, Holy
   Cross Health Systems Project (RB)
   (VRDN)
   1.070%, 06/01/16                                   4,955              4,955
  Franklin County Industrial Development
   Revenue Authority, Bricker & Eckler
   Project (RB) (LOC - Bank One) (VRDN)
   1.150%, 11/01/14                                   1,900              1,900
  Franklin County, Trinity Health Credit
   Group Project (RB) Series F (VRDN)
   1.070%, 12/01/30                                   3,350              3,350
  Franklin Local School District Muskingum
   County (BAN) (GO)
   1.870%, 06/17/04                                   1,500              1,501
  Gates Mills County (BAN) (GO)
   1.400%, 06/17/04                                   2,000              2,000
  Geauga County (BAN) (GO)
   1.600%, 12/10/04                                   1,975              1,979
   2.000%, 03/03/05                                   1,000              1,006
  Geauga County Health Care Facilities,
   Montefiore Housing Corporation Project
   (RB) (LOC - Key Bank) (VRDN)
   1.140%, 01/01/26                                   2,000              2,000
  Green County (BAN) (GO) Series C
   2.250%, 05/27/05                                   2,655              2,669
  Groveport - Madison Local School District
   Emergency Levy Anticipation Notes
   (GO)
   2.200%, 12/01/04                                   1,500              1,506
  Hamilton County Economic Development
   Authority, Cincinnati Arts Association
   Project (RB) (LOC - Fifth Third Bank)
   (VRDN)
   1.080%, 11/01/23                                   1,000              1,000
  Hamilton County Economic Development
   Authority, Cincinnati-Hamilton Project
   (RB) (LOC - Fifth Third Bank) (VRDN)
   1.080%, 09/01/25                                     835                835
  Hamilton County Economic Development
   Authority, Taft Museum Project (RB)
   (LOC - Fifth Third Bank) (VRDN)
   1.080%, 05/01/27                                   3,900              3,900
  Hamilton County Health Care Facilities,
   Twin Towers & Twin Lakes Project (RB)
   (LOC - U.S. Bank) (VRDN)
   1.090%, 07/01/23                                   3,000              3,000
  Independence County (BAN) (GO)
   1.750%, 07/01/04                                   1,500              1,501
   2.250%, 05/11/05                                   1,500              1,513
  Jackson Local School District Stark &
   Summit Counties (BAN) (GO)
   2.000%, 08/12/04                                   3,000              3,006

ARMADA MONEY MARKET FUNDS
STATEMENT OF NET ASSETS


OHIO MUNICIPAL MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
Jefferson Madison County Local School
 District (BAN) (GO)
 2.020%, 11/30/04                                   $ 2,300           $  2,310
Keystone Local School District, Lorain
 County (BAN) (GO)
 1.810%, 08/04/04                                     1,500              1,502
Lake County (BAN) (GO)
 1.118%, 04/14/05                                     2,000              2,015
Lakewood City School District (BAN)
 (GO)
 1.750%, 09/14/04                                     3,500              3,507
Lancaster County School District (BAN)
 (GO)
 1.240%, 06/24/04                                     2,835              2,835
Lima Hospital Facilities Authority, Lima
 Memorial Hospital Project (RB) (LOC -
 Bank One) (VRDN)
 1.140%, 12/01/10                                     1,310              1,310
 1.220%, 06/01/33                                     2,500              2,500
Mentor Exempted Village School District
 (RAN)
 2.000%, 06/26/04                                     2,500              2,502
Middlefield (BAN) (GO)
 2.000%, 11/04/04                                     1,000              1,003
North Canton (REAN) (GO)
 1.250%, 07/01/04                                     2,100              2,100
Ohio State (GO) (VRDN)
 1.050%, 02/01/19                                     4,700              4,700
Ohio State Air Quality Pollution Control
 Development Authority, Sohio Air
 Project (RB) (VRDN)
 1.080%, 05/01/22                                     6,000              6,000
Ohio State Air Quality Pollution Control
 Development Authority, Sohio Water
 Project (RB) (VRDN)
 1.090%, 05/01/22                                     2,110              2,110
Ohio State Air Quality Pollution Control
 Development Authority, Timken
 Company Project (RB) (LOC - Key
 Bank) (VRDN)
 1.070%, 06/01/33                                     6,000              6,000
Ohio State Air Quality Pollution Control
 Development Authority, Toledo Edison
 Project (RB) Series A (LOC - Wachovia
 Bank) (VRDN)
 1.080%, 06/01/23                                    10,200             10,200
Ohio State Economic Development
 Authority, YMCA Greater Cincinnati
 Project (RB) (LOC - Bank One) (VRDN)
 1.100%, 11/01/21                                     8,300              8,300
Ohio State Higher Educational Facilities
 Authority, Ashland University Project
 (RB) (LOC - Key Bank) (VRDN)
 1.110%, 09/01/24                                     4,300              4,300
Ohio State Higher Educational Facilities
 Authority, Case Western Reserve (RB)
 Series A (VRDN)
 1.080%, 10/01/31                                     6,875              6,875


--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
Ohio State Higher Educational Facilities
 Authority, Case Western Reserve
 University (TECP)
 1.000%, 07/15/04                                   $ 2,000           $  2,000
Ohio State Higher Educational Facilities
 Authority, Kenyon College Project (RB)
 (LOC - Bank One) Series K (VRDN)
 1.120%, 08/01/33                                     1,100              1,100
Ohio State Higher Educational Facilities
 Authority, Pooled Financing Program
 (RB) (LOC - Fifth Third Bank) Series A
 (VRDN)
 1.170%, 09/01/26                                     4,695              4,695
Ohio State Higher Educational Facilities
 Authority, Xavier University Project (RB)
 (LOC - U.S. Bank) (VRDN)
 1.030%, 05/01/15                                     5,400              5,400
Ohio State Higher Educational Facilities
 Authority, Xavier University Project (RB)
 (LOC - U.S. Bank) Series B (VRDN)
 1.030%, 11/01/30                                    11,800             11,800
Ohio State University General Receipts
 (RB) (VRDN)
 1.030%, 12/01/07                                     6,375              6,375
 1.060%, 12/01/21                                     2,000              2,000
 1.030%, 12/01/27                                     2,550              2,550
 1.060%, 12/01/31                                     2,720              2,720
Ohio State Water Development Authority,
 Pollution Control Facilities, Cleveland
 Electric Illuminating Project (RB) (LOC -
 Barclays Bank) Series B (VRDN)
 1.070%, 08/01/20                                     6,900              6,900
Ohio State Water Development Authority,
 Timken Company Project (RB) (LOC -
 Northern Trust Company) (VRDN)
 1.070%, 11/01/25                                     2,000              2,000
Ohio State Water Development Authority,
 Timken Company Project (RB) (LOC -
 Wachovia Bank) (VRDN)
 1.070%, 05/01/07                                     3,000              3,000
Ohio University General Receipts (BAN)
 Series A
 1.450%, 01/20/05                                     2,365              2,370
Ohio University General Receipts (BAN)
 Series B
 1.500%, 01/20/05                                     1,700              1,704
Ohio University General Receipts (RB)
 (FSA) (VRDN)
 1.070%, 12/01/26                                     1,000              1,000
Ontario (BAN)
 1.400%, 10/22/04                                     2,000              2,002
Ottawa County (BAN) (GO)
 1.500%, 04/19/05                                     1,250              1,252
Ottawa County Sanitation Sewer
 Improvement (BAN) (GO)
 1.740%, 10/20/04                                       565                566

--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
  Portage County Health Care Facility,
   Hattie Larham Project (RB) (LOC -
   Bank One) (VRDN)
   1.220%, 02/01/17                                 $ 2,325           $  2,325
  Richland Heights (BAN) (GO)
   1.760%, 05/05/05                                   2,085              2,091
  Rocky River, Lutheran West High School
   Project (RB) (LOC - Fifth Third Bank)
   (VRDN)
   1.080%, 12/01/22                                   2,500              2,500
  Scioto County Hospital Facilities Authority
   VHA (RB) Series B (AMBAC)
   1.070%, 12/01/25                                   1,525              1,525
  Scioto County Hospital Facilities Authority,
   Central Capital Asset Project VHA (RB)
   Series C (AMBAC) (VRDN)
   1.070%, 12/01/25                                   1,000              1,000
  Scioto County Hospital Facilities Authority,
   Central Capital Asset Project VHA (RB)
   Series D (AMBAC) (VRDN)
   1.070%, 12/01/25                                   1,495              1,495
  Scioto County Hospital Facilities Authority,
   Central Capital Asset Project VHA (RB)
   Series E (AMBAC) (VRDN)
   1.070%, 12/01/25                                   1,065              1,065
  Sharonville Industrial Development
   Authority, Edgecomb Metals Project (RB)
   (LOC - Wells Fargo Bank) (VRDN)
   1.090%, 11/01/09                                   2,760              2,760
  Sidney City School District (BAN) (GO)
   1.560%, 07/15/04                                     928                929
   1.420%, 07/15/04                                   1,999              2,000
  Solon (BAN) (GO)
   2.000%, 12/09/04                                   2,700              2,712
  Sylvania City School District (BAN) (GO)
   1.480%, 07/29/04                                   1,000              1,001
  Tipp City Village School District (BAN)
   2.000%, 01/12/05                                   1,165              1,170
  Toledo City Services Special Assessment
   Notes (RB) (LOC - Bank One) (VRDN)
   1.100%, 12/01/05                                   4,000              4,000
  University of Toledo General Receipts (RB)
   (FGIC) (VRDN)
   1.090%, 06/01/32                                  13,660             13,660
  Upper Arlington Street Improvement
   (BAN)
   2.000%, 01/12/05                                   1,047              1,053
  Upper Valley Joint Vocational School
   District
   (BAN) (GO)
   1.600%, 12/01/04                                   2,000              2,004
  Walnut Hills High School Alumni
   Foundation, School Improvements Fund
   (RB) (LOC - Fifth Third Bank) (VRDN)
   1.100%, 12/01/06                                   2,260              2,260


--------------------------------------------------------------------------------
                                              NUMBER OF SHARES/         VALUE
                                                   PAR (000)            (000)
--------------------------------------------------------------------------------
  Warren County Health Care Facilities
   Authority, Otterbein Homes Project (RB)
   Series B (LOC - Fifth Third Bank)
   (VRDN)
   1.110%, 07/01/23                                 $ 3,533           $  3,533
  Warren County Industrial Development
   Authority, Cincinnati Electric
   Illuminating Project (RB) (LOC - Scotia
   Bank) (VRDN)
   1.270%, 09/01/15                                   5,190              5,190
  Warren County Industrial Development
   Authority, Liquid Container Project (RB)
   (LOC - Bank of America) (VRDN)
   1.070%, 03/01/15                                   1,670              1,670
  Washington County Hospital Facilities
   Authority, Marietta Area Health Facilities
   (RB) (VRDN)
   1.060%, 12/01/33                                   1,000              1,000
  Washington Township Franklin County
   (BAN) (GO)
   1.930%, 08/09/04                                   2,000              2,003
  Wooster Industrial Development Authority,
   Allen Group Project (RB) (LOC -
   Wachovia Bank) (VRDN)
   1.070%, 12/01/10                                   5,000              5,000
--------------------------------------------------------------------------------
Total Municipal Securities (Cost $286,949)                             286,949
--------------------------------------------------------------------------------
MONEY MARKET FUNDS -- 0.3%
  BlackRock Ohio Municipal Money
   Market Fund                                      462,111                462
  Fidelity Ohio Money Market Fund                   395,964                396
--------------------------------------------------------------------------------
Total Money Market Funds (Cost $858)                                       858
--------------------------------------------------------------------------------
Total Investments-- 100.3% (Cost $287,807)*                            287,807
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (0.3)%
  Investment Advisory Fees Payable                                         (33)
  12b-1 Fees Payable
   Class I                                                                  (7)
   Class A                                                                  (3)
  Administration Fees Payable                                              (16)
  Custody Fees Payable                                                      (3)
  Other Assets & Liabilities                                              (777)
--------------------------------------------------------------------------------
Total Other Assets & Liabilities; Net:                                    (839)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                            $286,968
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization-- no par value)                            $286,968
--------------------------------------------------------------------------------
Total Net Assets                                                      $286,968
--------------------------------------------------------------------------------

ARMADA MONEY MARKET FUNDS
STATEMENT OF NET ASSETS


OHIO MUNICIPAL MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($238,433,082 / 238,437,060
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A ($48,534,991 / 48,531,868
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
BAN -- BOND ANTICIPATION NOTE
FGIC -- FEDERAL GUARANTY INSURANCE COMPANY
FSA -- FEDERAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
LOC -- LETTER OF CREDIT
RAN -- REVENUE ANTICIPATION NOTE
RB -- REVENUE BOND
REAN -- REAL ESTATE ACQUISITION NOTES
TECP -- TAX EXEMPT COMMERCIAL PAPER
VHA --  VOLUNTARY HOSPITALS OF AMERICA
VRDN -- VARIABLE RATE DEMAND NOTE: THE RATE REFLECTED ON THE STATEMENT OF NET
        ASSETS IS THE RATE IN EFFECT ON MAY 31, 2004, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
SEE NOTES TO FINANCIAL STATEMENTS.

                                                       ARMADA MONEY MARKET FUNDS
                                                         STATEMENT OF NET ASSETS


PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 102.1%
PENNSYLVANIA -- 102.1%
  Allegheny County (GO) Series C-45
   (FGIC)
   6.000%, 10/01/04                                 $ 1,500           $  1,524
  Allegheny County Higher Education
   Building Authority, Carnegie Mellon
   University Project (RB) (VRDN)
   1.100%, 12/01/33                                   5,250              5,250
  Allegheny County Hospital Development
   Authority, Health Care Dialysis Clinic
   (RB) (VRDN)
   1.070%, 12/01/19                                   5,880              5,880
  Allegheny County Industrial Development
   Authority, Carnegie Museums of
   Pittsburgh (RB) (LOC - Citizens Bank)
   (VRDN)
   1.130%, 08/01/32                                   2,000              2,000
  Allegheny County Port Authority (GAN)
   2.000%, 06/30/04                                   1,500              1,501
  Allegheny County Sanitary Authority (RB)
   Series 2003 (MBIA)
   4.000%, 12/01/04                                   2,000              2,028
  Beaver County Industrial Development
   Authority Pollution Control, Atlantic
   Richfield (RB) (VRDN)
   1.070%, 12/01/20                                   4,300              4,300
  Beaver County Industrial Development
   Authority, Toledo Edison Company
   Project (RB) (LOC - Barclays Bank PLC)
   (VRDN)
   1.060%, 06/01/30                                   6,000              6,000
  Berks County Industrial Development
   Authority, Kutztown Resource Recovery
   Management Project (RB) (LOC -
   Wachovia Bank) (VRDN)
   1.170%, 12/01/30                                   1,905              1,905
  Bucks County (TRAN) (GO) Series A
   2.000%, 12/31/04                                   2,000              2,010
  Butler County Industrial Development
   Authority, Concordia Lutheran Project
   (RB) Series A (LOC - Fleet Bank)
   (VRDN)
   2.500%, 05/01/34                                   1,500              1,512
  Carlisle Area School District (GO) (FGIC)
   2.000%, 09/01/04                                     690                692
  Central Bucks County School District
   Authority (GO) Series A (VRDN)
   1.110%, 02/01/20                                   1,800              1,800
  Chester County Industrial Development
   Authority, Archdiocese of Philadelphia
   (RB) (LOC - Wachovia Bank) (VRDN)
   1.100%, 07/01/31                                   5,200              5,200
  Chester County Intergovernmental Unit
   (RB) (VRDN)
   1.150%, 03/01/25                                   2,000              2,000


--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
  Dallastown Area School District (GO)
   (FGIC) (VRDN)
   1.110%, 02/01/18                                 $ 4,195           $  4,195
  Dauphin County General Authority (RB)
   Sub-Series ZZZ (AMBAC) (VRDN)
   1.120%, 06/01/26                                   2,000              2,000
  Delaware County Industrial Development
   Authority, BP Oil Project (RB) (VRDN)
   1.080%, 12/01/09                                   4,450              4,450
   1.080%, 10/01/19                                   1,480              1,480
  Delaware County Industrial Development
   Authority, Exelon Generation Company
   Project (TECP) Series 2001 (LOC - Bank
   One)
   1.120%, 10/05/04                                   5,235              5,235
  Delaware County Industrial Development
   Authority, Philadelphia Electric Company
   Project (RB) Series A (LOC - Bank One)
   (VRDN)
   1.040%, 06/14/04                                   6,925              6,925
  Delaware County Industrial Development
   Authority, Resource Recovery, General
   Electric Capital Corporation (RB) Series G
   (VRDN)
   1.030%, 12/01/31                                   4,000              4,000
  Delaware County Industrial Development
   Authority, Scott Paper Company Project
   (RB) Series D (VRDN)
   1.070%, 12/01/18                                   3,900              3,900
  Delaware County Industrial Development
   Authority, Scott Paper Project (RB)
   Series B
   (VRDN)
   1.070%, 12/01/18                                   5,000              5,000
  Delaware County Industrial Development
   Authority, Sunoco Project (RB) (LOC -
   Bank of America) (VRDN)
   1.070%, 11/01/33                                   4,000              4,000
  Geisinger Health System Authority,
   Geisinger Health System (RB) (VRDN)
   1.080%, 08/01/28                                   5,000              5,000
   1.080%, 11/15/32                                   1,200              1,200
  Harrisburg Authority, Haverford School
   District (RB) Sub-Series A (FSA) (VRDN)
   1.110%, 03/01/34                                   2,110              2,110
  Lancaster County Hospital Authority,
   Lancaster General Hospital Project (RB)
   (LOC - Fulton Bank) (VRDN)
   1.200%, 06/01/18                                   5,200              5,200
  Lancaster Higher Education Authority,
   Franklin & Marshall College (RB)
   (VRDN)
   1.150%, 04/15/27                                   3,905              3,905
  Lebanon County Health Facilities, ECC
   Retirement Village Project (RB) (LOC -
   Northern Trust Company) (VRDN)
   1.110%, 10/15/25                                   4,000              4,000

ARMADA MONEY MARKET FUNDS
STATEMENT OF NET ASSETS


PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
Mercer Area School District (GO) (MBIA)
 1.200%, 07/15/04                                   $   535           $    535
Monroe County (TRAN) (GO)
 2.000%, 12/31/04                                     2,460              2,472
Montgomery County Industrial
 Development Authority, Friends Central
 School Project (RB) (LOC - Wachovia
 Bank) (VRDN)
 1.110%, 03/01/32                                     1,230              1,230
Montgomery County Industrial
 Development Authority, PECO Exelon
 Project (TECP)
 0.950%, 08/11/04                                     1,995              1,995
 0.950%, 09/03/04                                     8,000              8,000
Montgomery County Industrial
 Development Authority, PECO Exelon
 Project (TECP) Series A
 1.050%, 08/11/04                                     2,000              2,000
New Garden General Authority, Municipal
 Pooled Financing Program (RB) Series I
 (AMBAC) (VRDN)
 1.120%, 11/01/29                                     3,700              3,700
New Garden General Authority, Municipal
 Pooled Financing Program (RB) Series II
 (FSA) (VRDN)
 1.120%, 12/01/33                                     4,650              4,650
Northampton County General Purpose
 Authority, Lafayette College Project (RB)
 (VRDN)
 1.040%, 11/01/23                                     3,000              3,000
Northampton County Higher Education
 Authority, Lafayette College Project (RB)
 Series B (VRDN)
 1.040%, 11/01/28                                     2,000              2,000
Pennsylvania Intergovernmental
 Cooperation Authority (RB)
 6.000%, 06/15/04                                     1,000              1,002
 5.000%, 06/15/04                                     2,270              2,274
Pennsylvania State (GO)
 4.000%, 10/01/04                                     1,000              1,010
Pennsylvania State (GO) First Series
 5.000%, 01/15/05                                     2,280              2,334
Pennsylvania State Higher Education
 Facilities Authority, Association of
 Independent Colleges & Universities
 (RB) Series F-1 (VRDN)
 1.070%, 05/01/20                                     1,700              1,700
Pennsylvania State Higher Education
 Facilities Authority, Association of
 Independent Colleges & Universities
 (RB) Series J-2 (LOC - PNC Bank)
 (VRDN)
 1.070%, 05/01/27                                     2,300              2,300
Pennsylvania State Higher Education
 Facilities Authority, Association of
 Independent Colleges (RB) Series I-2
  (VRDN)
 1.125%, 11/01/21                                     1,000              1,000


--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
Pennsylvania State Higher Education
 Facilities Authority, Carnegie Mellon
 University (RB) Series A (VRDN)
 1.080%, 11/01/25                                   $ 1,000           $  1,000
Pennsylvania State Higher Education
 Facilities Authority, Carnegie Mellon
 University Project (RB) Series 1995
 6.000%, 11/01/04                                     1,270              1,296
Pennsylvania State Higher Education
 Facilities Authority, Philadelphia College
 of Textiles & Science (RB) (MBIA)
 5.250%, 02/01/05                                     1,000              1,027
Pennsylvania State Higher Education
 Facilities Authority, University of
 Sciences (RB) Series A (LOC - Bank of
 Nova Scotia) (VRDN)
 1.060%, 05/01/32                                     5,000              5,000
Pennsylvania State Public School Building
 Authority, Parkland School District
 (RB) Series D (VRDN)
 1.110%, 03/01/19                                     1,225              1,225
Pennsylvania State Turnpike Commission
 (RB) Series Q (VRDN)
 1.100%, 06/01/27                                     3,600              3,600
 1.100%, 06/01/28                                     5,750              5,750
Pennsylvania State Turnpike Commission
 Oil Franchise Tax (RB) (MBIA) Series B
 3.000%, 12/01/04                                     1,095              1,105
Philadelphia (GO) (FSA)
 3.850%, 09/15/04                                     1,065              1,073
Philadelphia Hospital & Higher Education
 Facilities Authority, Children's Hospital
 Project (RB) Series A (VRDN)
 1.080%, 07/01/22                                     2,000              2,000
Philadelphia Hospital & Higher Education
 Facilities Authority, Childrens Hospital
 Project (RB) Series B (VRDN)
 1.080%, 07/01/25                                     5,850              5,850
Philadelphia Hospital & Higher Education
 Facilities Authority, Childrens Hospital
 Project (RB) Series C (VRDN)
 1.080%, 07/01/31                                     3,650              3,650
Philadelphia Industrial Development
 Authority, Fox Chase Cancer Center
 (RB) (VRDN)
 1.080%, 07/01/10                                     4,000              4,000
 1.080%, 07/01/25                                     2,800              2,800
Philadelphia Industrial Development
 Authority, Pennsylvania School for the
 Deaf (RB) (LOC - Citizens Bank)
 (VRDN)
 1.110%, 11/01/32                                     4,500              4,500
Sayre Health Care Facilities Authority,
 Capital Financing Program (RB) Series I
 (VRDN)
 1.060%, 12/01/20                                     2,750              2,750

--------------------------------------------------------------------------------
                                              NUMBER OF SHARES/         VALUE
                                                   PAR (000)            (000)
--------------------------------------------------------------------------------
  Scranton-Lackawanna Health & Welfare
   Authority, University of Scranton Project
   (RB) (LOC - PNC Bank)
   1.050%, 11/01/04                                 $ 1,265           $  1,265
  Springettsbury Township (GO) (FSA)
   2.000%, 11/15/04                                   1,135              1,140
  University of Pittsburgh, University
   Capital Project (RB) Series A (VRDN)
   1.060%, 09/15/29                                   1,100              1,100
  Wallenpaupack Area School District (GO)
   3.850%, 09/01/04                                   1,000              1,007
  Washington County Authority, University
   of Pennsylvania Project (RB) (VRDN)
   1.050%, 07/01/34                                   2,000              2,000
  William Penn School District (TRAN)
   1.100%, 06/30/04                                   2,400              2,400
  York County (TRAN) (GO)
   1.750%, 07/30/04                                   2,640              2,643
--------------------------------------------------------------------------------
Total Municipal Securities (Cost $205,585)                             205,585
--------------------------------------------------------------------------------
MONEY MARKET FUNDS -- 0.7%
  BlackRock Ohio Municipal Money
   Market Portfolio                                 609,726                610
  Fidelity Pennsylvania Municipal Money
   Market Fund                                      708,558                708
--------------------------------------------------------------------------------
Total Money Market Funds (Cost $1,318)                                   1,318
--------------------------------------------------------------------------------
Total Investments -- 102.8% (Cost $206,903)*                           206,903
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (2.8)%
  Investment Advisory Fees Payable                                         (24)
  12b-1 Fees Payable
   Class I                                                                  (3)
   Class A                                                                  (6)
  Administration Fees Payable                                               (8)
  Custody Fees Payable                                                      (3)
  Other Assets & Liabilities                                            (5,565)
--------------------------------------------------------------------------------
Total Other Assets & Liabilities; Net:                                  (5,609)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                            $201,294
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                       VALUE
                                                                       (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization-- no par value)                            $201,344
Accumulated net realized loss on investments                               (50)
--------------------------------------------------------------------------------
Total Net Assets                                                      $201,294
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($97,247,684 / 97,358,827
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A ($104,046,608 / 103,988,869
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC -- FEDERAL GUARANTY INSURANCE COMPANY
FSA -- FEDERAL SECURITY ASSURANCE
GAN -- GRANT ANTICIPATION NOTE
GO -- GENERAL OBLIGATION
LOC -- LETTER OF CREDIT
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
PLC -- PUBLIC LIABILITY COMPANY
RB -- REVENUE BOND
TECP -- TAX EXEMPT COMMERCIAL PAPER
TRAN -- TAX AND REVENUE ANTICIPATION NOTE
VRDN -- VARIABLE RATE DEMAND NOTE: THE RATE REFLECTED ON THE STATEMENT OF NET
        ASSETS IS THE RATE IN EFFECT ON MAY 31, 2004, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA MONEY MARKET FUNDS
STATEMENT OF NET ASSETS


TAX EXEMPT MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 99.5%
ALABAMA -- 1.7%
  Montgomery County Pollution Control
   Authority, General Electric Project
   (TECP)
   1.000%, 06/09/04                                 $11,200           $ 11,200
--------------------------------------------------------------------------------
ALASKA -- 1.9%
  Valdez Marine Terminal BP Pipeline
   Project (RB) Series B (VRDN)
   1.100%, 07/01/37                                  12,500             12,500
--------------------------------------------------------------------------------
ARIZONA -- 1.1%
  Arizona School District Financing
   Program (TAN)
   1.750%, 07/30/04                                   7,000              7,009
--------------------------------------------------------------------------------
COLORADO -- 2.0%
  Colorado Education Loan Program
   (TRAN)
   2.000%, 08/09/04                                   5,000              5,008
  Westminster Industrial Development
   Authority, Ball Corporation Project
   (RB) (LOC - Bank One) (VRDN)
   1.100%, 06/01/05                                   8,000              8,000
                                                                      --------
                                                                        13,008
--------------------------------------------------------------------------------
DELAWARE -- 1.3%
  Delaware Economic Development
   Authority, Andrews School Project
   (RB) (VRDN)
   1.070%, 09/01/32                                   6,500              6,500
  Delaware State (GO) Series A
   4.000%, 07/01/04                                   2,010              2,015
                                                                      --------
                                                                         8,515
--------------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 0.6%
  District of Columbia, Field School Project
   (RB) Series B (LOC - Wachovia Bank)
   (VRDN)
   1.120%, 07/01/31                                   3,940              3,940
--------------------------------------------------------------------------------
FLORIDA -- 1.5%
  Gainesville Utilities System (TECP)
   1.050%, 07/13/04                                   9,659              9,659
--------------------------------------------------------------------------------
GEORGIA -- 3.2%
  Burke County Development Authority,
   Oglethorpe Power Project (RB)
   (AMBAC) (VRDN)
   1.080%, 01/01/21                                   5,000              5,000
  Burke County Development Authority,
   Oglethorpe Power Project (RB)
   Series B (AMBAC) (VRDN)
   1.080%, 01/01/20                                   4,400              4,400
  Burke County Development Authority,
   Oglethorpe Power Project (TECP)
   (AMBAC)
   1.070%, 07/13/04                                   4,600              4,600


--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
  Gainesville Redevelopment Authority,
   Riverside Military Project (RB) (LOC -
   Suntrust Bank) (VRDN)
   1.070%, 12/01/25                                 $ 5,000           $  5,000
  Georgia State (GO) Series C
   6.600%, 04/01/05                                   2,000              2,084
                                                                      --------
                                                                        21,084
--------------------------------------------------------------------------------
IDAHO -- 0.8%
  Idaho State (TRAN) (GO)
   2.000%, 06/30/04                                   5,000              5,005
--------------------------------------------------------------------------------
ILLINOIS -- 11.0%
  Ilinois Finance Authority, Northwestern
   Memorial Hospital Project (RB) Series B
   (VRDN)
   1.060%, 08/15/38                                   3,000              3,000
  Illinois Health Facilities Authority,
   Northwestern Memorial Hospital
   Project (RB) Series C (VRDN)
   1.070%, 08/15/32                                   9,700              9,700
  Illinois State Development Finance
   Authority, Jewish Federation Project
   (RB) (AMBAC) (VRDN)
   1.070%, 09/01/24                                   1,450              1,450
  Illinois State Development Finance
   Authority, Loyola Academy Project
   (LOC - Northern Trust Company)
   Series A (RB) (VRDN)
   1.100%, 10/01/27                                   5,000              5,000
  Illinois State Educational Facilities
   Authority, Lake Forest Open Lands
   Project (RB) (LOC - Northern Trust
   Company) (VRDN)
   1.070%, 08/01/33                                  10,000             10,000
  Illinois State Educational Facilities
   Authority, Northwestern University
   Project (RB) (VRDN)
   1.070%, 03/01/28                                   8,636              8,636
  Illinois State Educational Facilities
   Authority, Xavier University Project (RB)
   Series A (LOC - Lasalle Bank) (VRDN)
   1.080%, 10/01/32                                   6,900              6,900
  Illinois State Educational Facilities,
   Museum of Natural History Project (RB)
   (LOC - Bank One) (VRDN)
   1.100%, 11/01/34                                   6,000              6,000
  Illinois State Health Facilities Authority,
   Resurrection Health System Project (RB)
   Series B (FSA) (VRDN)
   1.070%, 05/15/29                                   3,700              3,700
  Illinois State Health Facilities Authority,
   Southern Illinois Healthcare Project (RB)
   (LOC - U.S. Bank) (VRDN)
   1.070%, 03/01/31                                   7,300              7,300

--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
  Naperville, Dupage Children's Museum
   (RB) (LOC - American National B & T)
   (VRDN)
   1.100%, 06/01/30                                 $ 5,000           $  5,000
  Normal County (GO) (VRDN)
   1.100%, 06/01/23                                   4,750              4,750
                                                                      --------
                                                                        71,436
--------------------------------------------------------------------------------
INDIANA -- 7.4%
  Evansville Industrial Economic Development
   Authority, Ball Corporation Project (RB)
   (LOC - Bank One) (VRDN)
   1.100%, 12/01/08                                   2,500              2,500
  Indiana State Development Finance
   Authority, Eitteljorg Museum Project
   (TECP)
   1.050%, 11/03/04                                   5,150              5,150
  Indiana State Development Finance
   Authority, University High School Project
   (RB) (LOC - KeyCorp) (VRDN)
   1.220%, 10/01/30                                   4,500              4,500
  Indiana State Development Finance
   Educational Facilities Authority, Indiana
   Historical Society Project (RB) (LOC -
   Bank One) (VRDN)
   1.100%, 08/01/31                                   4,750              4,750
  Indiana State Educational Facilities Authority,
   University of Indianapolis Project (RB)
   (LOC - Fifth Third Bank) (VRDN)
   1.140%, 10/01/30                                  10,000             10,000
  Indiana State Educational Facilities Authority,
   Wabash College Project (RB) (LOC - Bank
   One) (VRDN)
   1.100%, 12/01/23                                   2,800              2,800
  Indiana State Educational Facilities Authority,
   Wesleyan University Project (RB) (LOC -
   Bank of America) (VRDN)
   1.070%, 12/01/15                                   1,635              1,635
  Indiana State Health Facilities Financing
   Authority, Capital Access Program (RB)
   (LOC - Comerica Bank) (VRDN)
   1.070%, 01/01/12                                     825                825
  Marion Industrial Economic Development
   Authority, Wesleyan University Project
   (RB) (LOC - Bank One) (VRDN)
   1.070%, 06/01/30                                   8,400              8,400
  Sullivan, Hoosier Energy (TECP) Series 85L
   1.150%, 06/17/04                                   4,700              4,700
   1.150%, 06/17/04                                   3,000              3,000
                                                                      --------
                                                                        48,260
--------------------------------------------------------------------------------
IOWA -- 3.0%
  Iowa Higher Education Loan Authority,
   Graceland College Project (RB) (LOC -
   Bank of America) (VRDN)
   1.120%, 02/01/33                                   3,950              3,950


--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
  Iowa School Corporations Warrant
   Certificates, School Cash Anticipation
   Program Series A (FSA)
   2.000%, 06/18/04                                 $ 5,000           $  5,003
  Iowa State Higher Educational Loan
   Authority, Dubuque University Project
   (RAN) Series C (LOC - Bank of America)
   3.000%, 05/24/05                                   4,000              4,052
  Iowa State Higher Educational Loan
   Authority, Morningside College Project
   (RAN) Series G (LOC - U.S. Bank)
   3.000%, 05/24/05                                   6,500              6,584
                                                                      --------
                                                                        19,589
--------------------------------------------------------------------------------
KANSAS -- 1.2%
  Burlington Electric Co-Op (TECP)
   Series C
   1.160%, 07/14/04                                   7,500              7,500
--------------------------------------------------------------------------------
LOUISIANA -- 2.2%
  Plaquemines Port Harbor & Terminal
   District Facilities, Chevron Pipe Line
   Project (RB) (VRDN)
   1.000%, 09/01/08                                   6,000              6,000
  St. James Parish Pollution Control, Texaco
   Project (RB) Series A (VRDN)
   1.080%, 06/10/04                                   8,000              8,000
                                                                      --------
                                                                        14,000
--------------------------------------------------------------------------------
MARYLAND -- 1.6%
  Baltimore County Economic Development
   Authority, Garrison Forest School Project
   (RB) (LOC - Suntrust Bank) (VRDN)
   1.080%, 06/01/26                                   3,590              3,590
  Montgomery County (TECP)
   1.050%, 08/17/04                                   7,000              7,000
                                                                      --------
                                                                        10,590
--------------------------------------------------------------------------------
MICHIGAN -- 3.1%
  Michigan State Building Authority (TECP)
   0.980%, 06/10/04                                  13,000             13,000
  Northern Michigan University (RB) (FGIC)
   (VRDN)
   1.090%, 06/01/31                                   2,450              2,450
  University of Michigan (RB) Series A
   (VRDN)
   1.080%, 12/01/21                                   1,870              1,870
  Woodhaven Brownstown School District,
   School Building & Site Project (GO)
   Series B
   1.500%, 11/01/04                                   3,000              3,004
                                                                      --------
                                                                        20,324
--------------------------------------------------------------------------------
MINNESOTA -- 1.1%
  Minneapolis Revenue Authority, University
   Gateway Project (RB) Series B (VRDN)
   0.990%, 12/01/27                                   2,050              2,050

ARMADA MONEY MARKET FUNDS
STATEMENT OF NET ASSETS


TAX EXEMPT MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
  Rochester Healthcare Facilities Authority,
   Mayo Foundation Series D (TECP)
   1.000%, 07/21/04                                 $ 5,000           $  5,000
                                                                      --------
                                                                         7,050
--------------------------------------------------------------------------------
MISSISSIPPI -- 0.7%
  Jackson County Water System (GO) (VRDN)
   0.950%, 11/01/24                                   4,400              4,400
--------------------------------------------------------------------------------
MISSOURI -- 1.8%
  Missouri Health & Educational Facilities
   Authority, Washington University Project
   (RB) (VRDN)
   1.090%, 03/01/40                                  11,400             11,400
--------------------------------------------------------------------------------
NEVADA -- 0.9%
  Las Vegas Valley Water District (TECP)
   1.000%, 08/10/04                                   6,000              6,000
--------------------------------------------------------------------------------
NEW HAMPSHIRE -- 0.7%
  New Hampshire Higher Educational &
   Health Facilities Authority, (VHA) New
   England Incorporated Project (RB)
   Series B (AMBAC) (VRDN)
   1.080%, 12/01/25                                   4,300              4,300
--------------------------------------------------------------------------------
NORTH CAROLINA -- 5.3%
  Guilford County Recreational Facilities
   Authority, YMCA Project (RB) (LOC -
   Branch Banking & Trust) (VRDN)
   1.100%, 02/01/23                                   2,400              2,400
  Mecklenburg County (GO) Series C
   (VRDN)
   1.070%, 02/01/21                                   7,400              7,400
   1.070%, 02/01/22                                   1,500              1,500
  Mecklenburg County (GO) Series E
   (VRDN)
   1.070%, 04/01/18                                   8,200              8,200
  North Carolina Capital Facilities Financing
   Authority, Mars Hill College Project (RB)
   (LOC - Branch Banking & Trust) (VRDN)
   1.100%, 07/01/21                                   3,400              3,400
  North Carolina Capital Facilities Financing
   Authority, Greensboro Day School Project
   (RB) (LOC - Bank of America) (VRDN)
   0.750%, 07/01/21                                   5,890              5,890
  North Carolina Educational Facilities
   Finance Agency, Belmont Abbey College
   Project (RB) (LOC - Wachovia Bank)
   (VRDN)
   1.070%, 06/01/18                                   1,100              1,100
  North Carolina Medical Care Commission,
   Rutherford Hospital Project (RB) (LOC -
   Branch Banking & Trust) (VRDN)
   1.100%, 09/01/21                                   2,000              2,000
  University of North Carolina, Chapel Hill
   Hospital Project (RB) Series B (VRDN)
   1.090%, 02/15/31                                   2,500              2,500
                                                                      --------
                                                                        34,390
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
OHIO -- 12.2%
  Bowling Green (BAN) (GO)
   1.100%, 06/10/04                                 $ 5,000           $  5,000
  Clark County (BAN) (GO)
   1.400%, 03/18/05                                   2,060              2,063
  Cuyahoga County Economic Development
   Authority, Gilmour Academy Project
   (RB) (LOC - Fifth Third Bank) (VRDN)
   1.080%, 02/01/22                                   2,200              2,200
  Cuyahoga County Hospital Authority,
   Cleveland Clinic Project (RB) (LOC - JP
   Morgan Chase) (VRDN)
   1.080%, 01/01/35                                   2,900              2,900
  Cuyahoga County, Cleveland Clinic Health
   System (RB) (TECP)
   1.250%, 11/16/04                                   5,000              5,000
  Delaware County (BAN) (GO)
   2.000%, 08/05/04                                   5,275              5,284
  Dublin School District (BAN) (GO)
   1.360%, 10/14/04                                   3,000              3,002
  Erie County (BAN)
   1.070%, 06/10/04                                   5,425              5,426
  Franklin County Hospital Authority, Holy
   Cross Health Systems Project (RB)
   (VRDN)
   1.070%, 06/01/16                                   1,365              1,365
  Hunting Valley (BAN)
   1.450%, 10/07/04                                   4,750              4,755
  Jackson Local School District Stark &
   Summit Counties (BAN) (GO)
   2.000%, 08/12/04                                   5,000              5,009
  Lucas County Health Care Facilities
   Authority, Sunset Retirement
   Community Project (RB) Series B
   (LOC - Fifth Third Bank) (VRDN)
   1.070%, 08/15/30                                   2,000              2,000
  Mayfield Heights (BAN) (GO)
   2.000%, 01/27/05                                   3,000              3,016
  Mentor Exempted Village School District
   (RAN)
   2.000%, 06/26/04                                   2,500              2,502
  Ohio State Air Quality Pollution Control
   Development Authority, Toledo Edison
   Project (RB) Series A (LOC - Wachovia
   Bank) (VRDN)
   1.080%, 06/01/23                                   3,600              3,600
  Ohio State Higher Educational Facilities
   Authority, Case Western Reserve (RB)
   Series A (VRDN)
   1.080%, 10/01/31                                   4,000              4,000
  Ohio State Higher Educational Facilities
   Authority, Case Western Reserve
   University (TECP)
   0.980%, 06/09/04                                   7,000              7,000
   1.000%, 07/15/04                                   3,000              3,000
  University of Toledo General Receipts
   (RB) (FGIC) (VRDN)
   1.090%, 06/01/32                                   6,245              6,245

--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
  Washington County Hospital, Marietta
   Area Health Facilities (RB) (LOC - Fifth
   Third Bank) (VRDN)
   1.080%, 12/01/26                                 $ 1,790           $  1,790
   1.080%, 06/01/27                                   4,105              4,105
                                                                      --------
                                                                        79,262
--------------------------------------------------------------------------------
PENNSYLVANIA -- 12.0%
  Allegheny County Higher Education
   Building Authority, Carnegie Mellon
   University Project (RB) (VRDN)
   1.100%, 12/01/33                                   8,000              8,000
  Berks County Industrial Development
   Authority, Kutztown Resource Recovery
   Management Project (RB) (LOC -
   Wachovia Bank) (VRDN)
   1.170%, 12/01/30                                   2,295              2,295
  Dallastown Area School District (GO)
   (FGIC) (VRDN)
   1.110%, 05/01/20                                   3,045              3,045
  Delaware County Industrial Development
   Authority, BP Oil Project (RB) (VRDN)
   1.080%, 12/01/09                                   2,000              2,000
  Delaware County Industrial Development
   Authority, Scott Paper Company Project
   (RB) Series A (VRDN)
   1.070%, 12/01/18                                   3,800              3,800
  Delaware County Industrial Development
   Authority, Scott Paper Company Project
   (RB) Series C (VRDN)
   1.070%, 12/01/18                                   2,000              2,000
  Gettysburg Area Industrial Development
   Authority, Brethren Home Community
   Project (RB) Series A (LOC - Wachovia
   Bank) (VRDN)
   1.070%, 06/01/24                                   2,590              2,590
  Harrisburg Authority, Cumberland Valley
   School District Project (RB) Sub-Series B
   (FSA) (VRDN)
   1.110%, 03/01/34                                   9,000              9,000
  Harrisburg Authority, West Brandywine
   (RB) Sub-Series D (FSA) (VRDN)
   1.110%, 03/01/34                                   3,000              3,000
  Harrisburg Water Authority (RB) (FGIC)
   (VRDN)
   1.110%, 07/15/29                                   2,650              2,650
  Manheim Township School District (GO)
   (FSA) (VRDN)
   1.110%, 06/01/16                                   2,000              2,000
  Montgomery County Higher Educational
   Facilities Authority, William Penn
   Charter School Project (RB) (LOC -
   PNC Bank)
   (VRDN)
   1.110%, 09/15/31                                   5,000              5,000


--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
  New Castle Hospital Authority, Jameson
   Memorial Hospital Project (RB) (FSA)
   (VRDN)
   1.050%, 07/01/26                                 $ 5,150           $  5,150
  New Garden General Authority, Municipal
   Pooled Financing Program (RB) Series II
   (FSA) (VRDN)
   1.120%, 12/01/33                                   3,000              3,000
  Pennsylvania State Turnpike Commission
   (RB) Series A-3 (VRDN)
   1.060%, 12/01/30                                   3,000              3,000
  Pennsylvania State Turnpike Commission
   (RB) Series Q (VRDN)
   1.100%, 06/01/27                                   4,500              4,500
  Philadelphia Industrial Development
   Authority, Newcourtland Elder Services
   Project (RB) (LOC - PNC Bank) (VRDN)
   1.100%, 03/01/27                                   4,000              4,000
  Quakertown Hospital Authority, Hospital
   Group Pooled Financing Project (RB)
   (LOC - PNC Bank) (VRDN)
   1.060%, 07/01/05                                   4,000              4,000
  Sayre Health Care Facilities Authority,
   (VHA) Capital Financing Project (RB)
   Series A (AMBAC) (VRDN)
   1.080%, 12/01/20                                   4,500              4,500
  Sayre Health Care Facilities Authority,
   (VHA) Capital Financing Project (RB)
   Series M (AMBAC) (VRDN)
   1.080%, 12/01/20                                   4,000              4,000
                                                                      --------
                                                                        77,530
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 2.6%
  Lexington & Richland County School
   District #005 Project (GO)
   2.500%, 03/01/05                                   5,000              5,039
  Richland County School District (GO)
   2.000%, 02/01/05                                   5,100              5,126
  South Carolina Educational Facilities
   Authority, Anderson College Project
   (RB) (LOC - Wachovia) (VRDN)
   1.120%, 10/01/14                                   2,100              2,100
  South Carolina Public Service (TECP)
   1.000%, 08/11/04                                   4,591              4,591
                                                                      --------
                                                                        16,856
--------------------------------------------------------------------------------
TENNESSEE -- 4.1%
  Blount County Health Educational &
   Housing Facilities Authority,
   Presbyterian Homes Project (RB) (LOC -
   Suntrust Bank) (VRDN)
   1.070%, 01/01/19                                   6,875              6,875
  Clarksville Public Building Authority,
   Pooled Financing (RB) (LOC - Bank of
   America) (VRDN)
   1.090%, 07/01/31                                   3,850              3,850

ARMADA MONEY MARKET FUNDS
STATEMENT OF NET ASSETS


TAX EXEMPT MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
  Nashville & Davidson Counties, Belmont
   University Project (RB) (LOC - Suntrust
   Bank) (VRDN)
   1.070%, 12/01/22                                 $ 5,400           $  5,400
  Shelby County (GO) Series A (VRDN)
   1.070%, 03/01/11                                   2,600              2,600
  Tennessee State (GO) (TECP)
   0.970%, 09/09/04                                   5,000              5,000
  Tennessee State School Bond Authority
   (TECP) Series A
   1.000%, 08/11/04                                   2,800              2,800
                                                                      --------
                                                                        26,525
--------------------------------------------------------------------------------
TEXAS -- 6.5%
  Denton Independent School District (GO)
   (VRDN)
   1.150%, 08/15/21                                   4,700              4,700
  Gulf Coast Industrial Development
   Authority, Amoco Oil Corporation
   Project (RB) (VRDN)
   1.100%, 06/01/25                                   4,000              4,000
  Harris County (GO) (TECP) Series C
   1.100%, 06/15/04                                     500                500
   1.060%, 06/15/04                                   4,000              4,000
  San Antonio Health Facilities Authority,
   CTRC Clinical Foundation Project (RB)
   (LOC - Wells Fargo Bank) (VRDN)
   1.090%, 06/01/20                                   2,600              2,600
  San Antonio Higher Education Authority,
   Trinity University Project (RB) (LOC -
   Bank of America) (VRDN)
   1.090%, 06/01/33                                   1,300              1,300
  Texas A&M University (TECP)
   0.950%, 08/11/04                                   5,000              5,000
  Texas State (TRAN)
   2.000%, 08/31/04                                  20,000             20,042
                                                                      --------
                                                                        42,142
--------------------------------------------------------------------------------
UTAH -- 3.0%
  Eagle Mountain Gas & Electric (RB) (LOC -
   BNP Paribas) (VRDN)
   1.070%, 12/01/25                                   1,000              1,000
  Intermountain Power Agency (TECP)
   0.920%, 07/01/15                                   7,250              7,250
  Intermountain Power Agency, Power
   Supply (RB) Series E (AMBAC) (VRDN)
   1.050%, 07/01/18                                   5,000              5,000
  Intermountain Power Agency, Power
   Supply (RB) Series F (VRDN)
   1.100%, 07/01/18                                   6,000              6,000
                                                                      --------
                                                                        19,250
--------------------------------------------------------------------------------
VERMONT -- 1.2%
  Vermont Education and Health Building
   Finance Agency, Middlebury College
   Project (RB) Series A (VRDN)
   1.100%, 11/01/27                                   7,635              7,635
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              NUMBER OF SHARES/         VALUE
                                                   PAR (000)            (000)
--------------------------------------------------------------------------------
VIRGINIA -- 1.7%
  Lynchburg Industrial Development
   Authority, VHA Mid Atlantic Hospital
   (RB) Series C (AMBAC) (VRDN)
   1.080%, 12/01/25                                 $ 2,100           $  2,100
  Lynchburg Industrial Development
   Authority, (VHA) Mid Atlantic Hospital
   (RB) Series F (AMBAC) (VRDN)
   1.080%, 12/01/25                                   9,100              9,100
                                                                      --------
                                                                        11,200
--------------------------------------------------------------------------------
WASHINGTON -- 0.8%
  Washington Health Care Facilities
   Authority, National Healthcare Research
   & Educational Project (RB) (LOC - BNP
   Paribas) (VRDN)
   1.070%, 01/01/32                                   5,000              5,000
--------------------------------------------------------------------------------
WISCONSIN -- 1.3%
  Wisconsin Health & Educational Facilities
   Authority, Divine Savior Healthcare (RB)
   Series B (LOC - Bank One) (VRDN)
   1.120%, 05/01/32                                   4,900              4,900
  Wisconsin Health & Educational Facilities
   Authority, Gundersen Lutheran Project
   (RB) Series B (FSA) (VRDN)
   1.090%, 12/01/29                                   3,600              3,600
                                                                      --------
                                                                         8,500
--------------------------------------------------------------------------------
Total Municipal Securities (Cost $645,059)                             645,059
--------------------------------------------------------------------------------
MONEY MARKET FUNDS -- 0.2%
  AIM Tax Free Cash Reserve Money Market
   Fund                                             984,351                984
  Goldman Sachs Financial Square
   Tax-Exempt Money Market Fund                     627,305                627
--------------------------------------------------------------------------------
Total Money Market Funds (Cost $1,611)                                   1,611
--------------------------------------------------------------------------------
Total Investments -- 99.7% (Cost $646,670)*                            646,670
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 0.3%
  Investment Advisory Fees Payable                                         (82)
  12b-1 Fees Payable
   Class I                                                                 (14)
   Class A                                                                 (17)
  Administration Fees Payable                                              (38)
  Custody Fees Payable                                                      (6)
  Other Assets & Liabilities                                             1,936
--------------------------------------------------------------------------------
Total Other Assets & Liabilities; Net:                                   1,779
--------------------------------------------------------------------------------
TOTAL NET ASSETS-- 100.0%                                             $648,449
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization-- no par value)                            $648,498
Accumulated net realized loss on investments                               (49)
--------------------------------------------------------------------------------
Total Net Assets                                                      $648,449
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($426,256,199 / 426,294,255
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A ($222,193,161 / 222,197,083
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
BAN -- BOND ANTICIPATION NOTE
FGIC -- FEDERAL GUARANTY INSURANCE COMPANY
FSA -- FEDERAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
LOC -- LETTER OF CREDIT
RAN -- REVENUE ANTICIPATION NOTE
RB -- REVENUE BOND
TAN -- TAX ANTICIPATION NOTE
TECP -- TAX EXEMPT COMMERCIAL PAPER
TRAN -- TAX AND REVENUE ANTICIPATION NOTE
VHA -- VOLUNTARY HOSPITALS OF AMERICA
VRDN -- VARIABLE RATE DEMAND NOTE: THE RATE REFLECTED ON THE STATEMENT OF NET
        ASSETS IS THE RATE IN EFFECT ON MAY 31, 2004, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA MONEY MARKET FUNDS
STATEMENT OF NET ASSETS


TREASURY MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                              NUMBER OF SHARES/         VALUE
                                                   PAR (000)            (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 99.1%
U.S. TREASURY BILLS + -- 98.3%
   0.916%, 06/03/04                                 $68,000           $ 67,997
   0.874%, 06/10/04                                  65,000             64,986
   0.910%, 06/14/04                                  19,955             19,948
   0.910%, 06/17/04                                  47,000             46,981
   0.893%, 06/24/04                                  67,000             66,962
   0.921%, 07/01/04                                  74,000             73,943
   0.926%, 07/08/04                                  38,000             37,964
   0.912%, 07/15/04                                  25,000             24,972
   0.974%, 07/22/04                                   7,000              6,990
   0.950%, 07/29/04                                  39,000             38,940
   0.976%, 08/05/04                                  28,000             27,951
   0.990%, 08/12/04                                  28,000             27,945
   1.026%, 08/19/04                                  15,000             14,966
   0.990%, 08/26/04                                  16,000             15,962
   0.969%, 09/02/04                                   9,000              8,977
   0.981%, 09/16/04                                  10,000              9,971
   1.020%, 09/23/04                                  15,000             14,952
   0.975%, 09/30/04                                   3,000              2,990
   1.095%, 10/07/04                                   5,000              4,981
   1.115%, 10/21/04                                   5,000              4,978
   1.199%, 11/04/04                                   9,000              8,953
                                                                      --------
                                                                       592,309
--------------------------------------------------------------------------------
U.S. TREASURY NOTE -- 0.8%
   1.875%, 09/30/04                                   5,000              5,014
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $597,323)                        597,323
--------------------------------------------------------------------------------
MONEY MARKET FUNDS -- 1.0%
  Federated U.S. Treasury Cash Reserve
   Money Market Fund                                484,973                485
  Goldman Sachs Financial Square Treasury
   Money Market Fund                              5,256,523              5,257
--------------------------------------------------------------------------------
Total Money Market Funds (Cost $5,742)                                   5,742
--------------------------------------------------------------------------------
Total Investments -- 100.1% (Cost $603,065)*                           603,065
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- (0.1)%
  Investment Advisory Fees Payable                                    $   (123)
  12b-1 Fees Payable
   Class I                                                                 (18)
   Class A                                                                  (2)
  Administration Fees Payable                                              (34)
  Custody Fees Payable                                                      (6)
  Other Assets & Liabilities                                              (248)
--------------------------------------------------------------------------------
Total Other Assets & Liabilities; Net:                                    (431)
--------------------------------------------------------------------------------
TOTAL NET ASSETS-- 100.0%                                             $602,634
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization-- no par value)                            $602,631
Undistributed net realized gain on investments                               3
--------------------------------------------------------------------------------
Total Net Assets                                                      $602,634
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I   ($578,022,737 / 578,037,411
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A ($24,611,385 / 24,602,951
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
+ EFFECTIVE YIELD AT PURCHASE DATE.
SEE NOTES TO FINANCIAL STATEMENTS.

                                                       ARMADA MONEY MARKET FUNDS
                                                         STATEMENT OF NET ASSETS


TREASURY PLUS MONEY MARKET FUND
MAY 31, 2004
--------------------------------------------------------------------------------
                                              NUMBER OF SHARES/         VALUE
                                                   PAR (000)            (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 27.8%
U.S. TREASURY BILLS + -- 16.9%
   1.000%, 06/03/04                                 $ 3,000           $  3,000
   0.955%, 06/24/04                                   2,000              1,999
   0.990%, 07/01/04                                   4,000              3,997
   0.941%, 07/15/04                                   4,500              4,495
   0.968%, 07/22/04                                   5,000              4,993
   0.950%, 07/29/04                                   2,000              1,997
   0.950%, 08/05/04                                   3,000              2,995
   1.022%, 09/02/04                                   4,000              3,989
   1.025%, 09/09/04                                   2,000              1,994
   1.080%, 09/16/04                                   1,000                997
   1.233%, 11/04/04                                   2,500              2,487
   1.295%, 11/12/04                                   1,500              1,491
   1.325%, 11/18/04                                   1,500              1,490
                                                                      --------
                                                                        35,924
--------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 10.9%
   2.000%, 11/30/04                                  11,500             11,553
   1.750%, 12/31/04                                   5,500              5,520
   1.625%, 01/31/05                                   6,000              6,022
                                                                      --------
                                                                        23,095
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $59,019)                          59,019
--------------------------------------------------------------------------------
MONEY MARKET FUNDS -- 0.7%
  Federated Treasury Obligation Money
   Market Fund                                      610,738                611
  Financial Square Treasury Obligation
   Money Market Fund                                852,618                852
--------------------------------------------------------------------------------
Total Money Market Funds (Cost $1,463)                                   1,463
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 71.5%
  Bank of America
   0.95% (dated 5/28/04, matures 6/1/04,
   repurchase price $10,001,056,
   collateralized by various government
   obligations: total market value
   $10,200,306)                                     $10,000             10,000
  Credit Suisse First Boston
   0.98% (dated 5/28/04, matures 6/1/04,
   repurchase price $52,005,662,
   collateralized by various government
   obligations: total market value
   $53,044,781)                                      52,000             52,000
  Greenwich Capital
   0.97% (dated 5/28/04, matures 6/1/04,
   repurchase price $10,001,078,
   collateralized by various government
   obligations: total market value
   $10,204,485)                                      10,000             10,000
  JP Morgan Chase
   0.94% (dated 5/28/04, matures 6/1/04,
   repurchase price $8,000,836,
   collateralized by various government
   obligations: total market value
   $8,162,150)                                        8,000              8,000


--------------------------------------------------------------------------------
                                                      PAR               VALUE
                                                     (000)              (000)
--------------------------------------------------------------------------------
  Lehman Brothers
   0.95% (dated 5/28/04, matures 6/1/04,
   repurchase price $10,001,056,
   collateralized by various government
   obligations: total market value
   $10,201,202)                                     $10,000           $ 10,000
  Morgan Stanley
   0.97% (dated 5/28/04, matures 6/1/04,
   repurchase price $10,001,078,
   collateralized by various government
   obligations: total market value
   $10,200,208)                                      10,000             10,000
  UBS Securities
   0.98% (dated 5/28/04, matures 6/01/04,
   repurchase price $52,005,662,
   collateralized by various government
   obligations: total market value
   $53,042,840)                                      52,000             52,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $152,000)                            152,000
--------------------------------------------------------------------------------
Total Investments -- 100.0% (Cost $212,482)*                           212,482
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES -- 0.0%
  Investment Advisory Fees Payable                                         (41)
  12b-1 Fees Payable
   Class I                                                                  (7)
  Administration Fees Payable                                              (11)
  Custody Fees Payable                                                      (2)
  Other Assets & Liabilities                                               104
--------------------------------------------------------------------------------
Total Other Assets & Liabilities; Net:                                      43
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                            $212,525
--------------------------------------------------------------------------------
NET ASSETS:
Shares of beneficial interest
  (unlimited authorization -- no par value)                           $212,521
Undistributed net investment income                                          2
Undistributed net realized gain on investments                               2
--------------------------------------------------------------------------------
Total Net Assets                                                      $212,525
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class I ($212,417,653 / 212,413,735
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A ($107,317 / 107,095
  outstanding shares of beneficial interest)                             $1.00
--------------------------------------------------------------------------------
* ALSO COST FOR FEDERAL INCOME TAX PURPOSES.
+ EFFECTIVE YIELD AT PURCHASE DATE.
SEE NOTES TO FINANCIAL STATEMENTS.

ARMADA MONEY MARKET FUNDS
STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MAY 31, 2004

                                                                                                                  PENNSYLVANIA
                                                          GOVERNMENT                        OHIO MUNICIPAL         TAX EXEMPT
                                                         MONEY MARKET      MONEY MARKET      MONEY MARKET         MONEY MARKET
                                                             FUND              FUND              FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                  $25,727            $47,630            $2,844              $1,908
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                    8,402             15,112               963                 747
Administration fees                                         1,680              3,022               193                 131
12b-1 fees:
   Class I                                                    943              1,670               113                  52
   Class A                                                    257                487                24                  41
   Class B                                                     --                 12                --                  --
   Class C                                                     --                  8                --                  --
Shareholder servicing fees:
   Class A                                                  1,287              2,437               122                 206
   Class B                                                     --                  4                --                  --
   Class C                                                     --                  3                --                  --
Transfer agent fees                                           546                990                61                  37
Custodian fees                                                221                377                42                  32
Professional fees                                             174                300                24                  18
Printing and shareholder reports                              136                269                18                  10
Registration and filing fees                                   75                142                11                   6
Trustees' fees                                                 51                104                 7                   5
Miscellaneous                                                  98                225                20                  15
-----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                             13,870             25,162             1,598               1,300
-----------------------------------------------------------------------------------------------------------------------------------
LESS:
   Waiver of investment advisory fees                      (2,401)            (4,318)             (550)               (467)

   Waiver of 12b-1 fees:
     Class B                                                   --                (11)               --                  --
     Class C                                                   --                 (7)               --                  --
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                            11,469             20,826             1,048                 833
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                      14,258             26,804             1,796               1,075
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments sold                           5                 45                --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
   Resulting from Operations                              $14,263            $26,849            $1,796              $1,075
===================================================================================================================================

                                                         TAX EXEMPT        TREASURY       TREASURY PLUS
                                                        MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                            FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                 $ 7,114            $5,834           $1,738
-------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                   2,477             1,817              513
Administration fees                                          496               424              120
12b-1 fees:
   Class I                                                   239               293               85
   Class A                                                   115                 9               --
   Class B                                                    --                --               --
   Class C                                                    --                --               --
Shareholder servicing fees:
   Class A                                                   577                47                1
   Class B                                                    --                --               --
   Class C                                                    --                --               --
Transfer agent fees                                          153               139               35
Custodian fees                                                85                75               29
Professional fees                                             52                46               15
Printing and shareholder reports                              45                39               13
Registration and filing fees                                  27                20                9
Trustees' fees                                                14                15                2
Miscellaneous                                                 39                28                8
-------------------------------------------------------------------------------------------------------
Total Expenses                                             4,319             2,952              830
-------------------------------------------------------------------------------------------------------
LESS:
   Waiver of investment advisory fees                     (1,416)             (302)             (56)

   Waiver of 12b-1 fees:
     Class B                                                  --                --               --
     Class C                                                  --                --               --
-------------------------------------------------------------------------------------------------------
   Net Expenses                                            2,903             2,650              774
-------------------------------------------------------------------------------------------------------
Net Investment Income                                      4,211             3,184              964
-------------------------------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments sold                         --                 3                2
-------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
   Resulting from Operations                             $ 4,211            $3,187           $  966
=======================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.


34 & 35

ARMADA MONEY MARKET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)


                                                              GOVERNMENT MONEY MARKET FUND              MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                   FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                             ------------------------------      ------------------------------
                                                             MAY 31, 2004      MAY 31, 2003      MAY 31, 2004      MAY 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                         $    14,258      $     29,476      $     26,804      $     60,507
Net realized gain (loss) on investments sold                            5                (7)               45                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               14,263            29,469            26,849            60,507
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                        (12,205)          (22,582)          (22,619)          (46,039)
   Class A                                                         (2,052)           (6,661)           (4,174)          (14,454)
   Class B                                                             --                --                (7)              (10)
   Class C                                                             --                --                (4)               (3)
   Class H*                                                            --                --                --                (1)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends                                                   (14,257)          (29,243)          (26,804)          (60,507)
--------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
Proceeds from shares issued:
   Class I                                                      3,308,807         4,709,749         5,275,852        10,700,352
   Class A                                                      2,562,752         2,797,794         3,922,976         6,518,251
   Class B                                                             --                --               778             1,934
   Class C                                                             --                --             9,512             2,676
   Class H*                                                            --                --                35               118
Reinvestment of dividends:
   Class I                                                             57               285               761             1,149
   Class A                                                            291               949             1,342             6,630
   Class B                                                             --                --                 5                 8
   Class C                                                             --                --                 4                 3
   Class H*                                                            --                --                --                 1
--------------------------------------------------------------------------------------------------------------------------------
                                                                5,871,907         7,508,777         9,211,265        17,231,122
--------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                     (3,720,757)       (4,938,883)       (6,003,125)      (10,588,210)
   Class A                                                     (2,768,889)       (2,987,042)       (4,119,429)       (7,190,975)
   Class B                                                             --                --            (1,444)           (1,484)
   Class C                                                             --                --           (10,127)           (1,615)
   Class H*                                                            --                --              (117)             (127)
--------------------------------------------------------------------------------------------------------------------------------
                                                               (6,489,646)       (7,925,925)      (10,134,242)      (17,782,411)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions        (617,739)         (417,148)         (922,977)         (551,289)
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (617,733)         (416,922)         (922,932)         (551,289)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                            2,560,354         2,977,276         4,747,515         5,298,804
--------------------------------------------------------------------------------------------------------------------------------
   End of year                                                $ 1,942,621      $  2,560,354      $  3,824,583      $  4,747,515
================================================================================================================================

                                                                                                   PENNSYLVANIA  TAX EXEMPT
                                                             OHIO MUNICIPAL MONEY MARKET FUND          MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                                                 ---------------------------    -----------------------------
                                                                 MAY 31, 2004   MAY 31, 2003    MAY 31, 2004     MAY 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                             $   1,796      $   2,870        $   1,075        $   1,867
Net realized gain (loss) on investments sold                             --             --               --               --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  1,796          2,870            1,075            1,867
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                           (1,576)        (2,422)            (717)          (1,296)
   Class A                                                             (220)          (448)            (358)            (585)
   Class B                                                               --             --               --               --
   Class C                                                               --             --               --               --
   Class H*                                                              --             --               --               --
--------------------------------------------------------------------------------------------------------------------------------
Total dividends                                                      (1,796)        (2,870)          (1,075)          (1,881)
--------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
Proceeds from shares issued:
   Class I                                                          432,388        472,904          223,093          176,127
   Class A                                                          102,619         92,939          538,396          367,207
   Class B                                                               --             --               --               --
   Class C                                                               --             --               --               --
   Class H*                                                              --             --               --               --
Reinvestment of dividends:
   Class I                                                              226            225                7               26
   Class A                                                              215            440               95              229
   Class B                                                               --             --               --               --
   Class C                                                               --             --               --               --
   Class H*                                                              --             --               --               --
--------------------------------------------------------------------------------------------------------------------------------
                                                                    535,448        566,508          761,591          543,589
--------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                         (456,873)      (395,617)        (226,354)        (187,811)
   Class A                                                         (106,339)       (98,883)        (523,143)        (340,487)
   Class B                                                               --             --               --               --
   Class C                                                               --             --               --               --
   Class H*                                                              --             --               --               --
--------------------------------------------------------------------------------------------------------------------------------
                                                                   (563,212)      (494,500)        (749,497)        (528,298)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions           (27,764)        72,008           12,094           15,291
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (27,764)        72,008           12,094           15,277
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                                314,732        242,724          189,200          173,923
--------------------------------------------------------------------------------------------------------------------------------
   End of year                                                    $ 286,968      $ 314,732        $ 201,294        $ 189,200
================================================================================================================================


                                                                TAX EXEMPT MONEY MARKET
------------------------------------------------------------------------------------------
                                                                   FOR THE YEAR ENDED
                                                             -----------------------------
                                                             MAY 31, 2004     MAY 31, 2003
------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                         $     4,211      $     8,170
Net realized gain (loss) on investments sold                           --              (11)
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                4,211            8,159
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                         (3,227)          (6,001)
   Class A                                                           (987)          (2,177)
   Class B                                                             --               --
   Class C                                                             --               --
   Class H*                                                            --               --
------------------------------------------------------------------------------------------
Total dividends                                                    (4,214)          (8,178)
------------------------------------------------------------------------------------------
SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
Proceeds from shares issued:
   Class I                                                        595,476          736,688
   Class A                                                        961,139          869,690
   Class B                                                             --               --
   Class C                                                             --               --
   Class H*                                                            --               --
Reinvestment of dividends:
   Class I                                                             41              114
   Class A                                                            681            1,736
   Class B                                                             --               --
   Class C                                                             --               --
   Class H*                                                            --               --
------------------------------------------------------------------------------------------
                                                                1,557,337        1,608,228
------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                       (714,360)        (730,782)
   Class A                                                     (1,007,499)        (893,056)
   Class B                                                             --               --
   Class C                                                             --               --
   Class H*                                                            --               --
------------------------------------------------------------------------------------------
                                                               (1,721,859)      (1,623,838)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions        (164,522)         (15,610)
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (164,525)         (15,629)
------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                              812,974          828,603
------------------------------------------------------------------------------------------
   End of year                                                $   648,449      $   812,974
==========================================================================================

*SEE NOTE 1 REGARDING CLASS H SHARES
SEE NOTES TO FINANCIAL STATEMENTS.


36 & 37

ARMADA MONEY MARKET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                                                        TREASURY PLUS
                                                                 TREASURY MONEY MARKET FUND           MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                                                 ---------------------------    -----------------------------
                                                                 MAY 31, 2004   MAY 31, 2003    MAY 31, 2004     MAY 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                         $     3,184       $     5,919      $     964        $   2,224
Net realized gain on investments sold                                   3                 8              2                2
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                3,187             5,927            966             2,226
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends from net investment income:
   Class I                                                         (3,139)           (5,858)          (963)          (2,219)
   Class A                                                            (52)             (142)            (1)              (7)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends                                                    (3,191)           (6,000)          (964)          (2,226)
--------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
Proceeds from shares issued:
   Class I                                                      1,001,486           929,616        627,547          838,982
   Class A                                                         91,909            99,956         12,712           83,548
Reinvestment of dividends:
   Class I                                                              1                 1             15               75
   Class A                                                             40               100              1                1
--------------------------------------------------------------------------------------------------------------------------------
                                                                1,093,436         1,029,673        640,275          922,606
--------------------------------------------------------------------------------------------------------------------------------
Value of shares redeemed:
   Class I                                                     (1,060,294)         (760,996)      (647,915)        (792,402)
   Class A                                                        (82,231)         (102,430)       (13,457)         (84,449)
--------------------------------------------------------------------------------------------------------------------------------
                                                               (1,142,525)         (863,426)      (661,372)        (876,851)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions         (49,089)          166,247        (21,097)          45,755
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                           (49,093)          166,174        (21,095)          45,755
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of year                                              651,727           485,553        233,620          187,865
--------------------------------------------------------------------------------------------------------------------------------
   End of year                                                $   602,634        $  651,727      $ 212,525        $ 233,620
================================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       ARMADA MONEY MARKET FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                    MAY 31, 2004

1.  FUND ORGANIZATION

Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. As of May 31, 2004, the Trust offered for sale shares of 31 funds. Each fund is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution and/or shareholder service fees, sales charges and investment minimums. With respect to the Money Market Funds, Class I and Class A shares are sold without a sales charge; and Class B and Class C Shares are sold with a contingent deferred sales charge. Contingent deferred sales charges may be reduced or waived under certain circumstances.

Effective March 3, 2004, Class C Shares were issued in exchange for Class H Shares of the respective funds, and Class H Shares were no longer offered.

The Trust currently offers five asset categories that consist of the following Funds (each referred to as a "Fund" or collectively as the "Funds"):

EQUITY FUNDS
International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund (formerly
Small/Mid Cap Value Fund), S&P 500 Index Fund, Small Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund, and Tax Managed Equity Fund;

ASSET ALLOCATION FUNDS
Aggressive   Allocation  Fund,   Balanced   Allocation  Fund,  and  Conservative
Allocation Fund;

FIXED INCOME FUNDS
Bond Fund, Government Mortgage Fund (formerly U.S. Government Income Fund), Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund.

TAX FREE BOND FUNDS
Intermediate Tax Exempt Bond Fund (formerly National Tax Exempt Bond Fund), Michigan Intermediate Municipal Bond Fund (formerly Michigan Municipal Bond
Fund),  Ohio  Intermediate  Tax Exempt Bond Fund  (formerly Ohio Tax Exempt Bond
Fund), and Pennsylvania Intermediate Municipal Bond Fund (formerly Pennsylvania Municipal Bond Fund);

MONEY MARKET FUNDS
Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund, Treasury Money Market Fund, and Treasury Plus Money Market Fund.

The financial statements presented herein are those of the Money Market Funds. The financial statements of the Equity, Asset Allocation, Fixed Income and Tax Free Bond Funds are not presented herein, but are presented separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Money Market Funds.

INVESTMENT VALUATION

The investments of the Money Market Funds are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a

ARMADA MONEY MARKET FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004


constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees. No investments were held at May 31, 2004 requiring fair value prices.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of respective investments. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) and shareholder servicing fees relating to a specific class are charged directly to that class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from the net investment income are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually for each of the Funds.

REPURCHASE AGREEMENTS

Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Trust's custodian receives and holds collateral of not less than the repurchase price. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

3.  INVESTMENT ADVISER, DISTRIBUTION FEES AND OTHER AFFILIATED TRANSACTIONS

Fees paid by the Trust pursuant to the Advisory Agreements with National City Investment Management Company (the "Adviser"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may, from time to time, waive its fees payable by the Funds. Such waivers are voluntary and may be discontinued at any time. The table below also lists the waivers in effect as of May 31, 2004. All were in effect for the year ended May 31, 2004 except for Treasury Plus Money Market Fund which went into effect on October 1, 2003.

                                                            ANNUAL       FEE
                                                             RATE       WAIVER
                                                            ------      ------
Government Money Market Fund ............................    0.35%       0.10%
Money Market Fund .......................................    0.35%       0.10%
Ohio Municipal
  Money Market Fund .....................................    0.35%       0.20%
Pennsylvania Tax Exempt
  Money Market Fund .....................................    0.40%       0.25%
Tax Exempt Money Market Fund ............................    0.35%       0.20%
Treasury Money Market Fund ..............................    0.30%       0.05%
Treasury Plus Money Market Fund .........................    0.30%       0.05%

The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Class A, Class B and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, B and C Shares in consideration for payment, listed in the table below, based on each Class' average daily net assets.

                                                          ANNUAL RATE
                                                -------------------------------
                                                CLASS A     CLASS B     CLASS C
                                                --------    -------     -------
Government
  Money Market Fund .........................    0.25%        N/A         N/A
Money Market Fund ...........................    0.25%       0.25%       0.25%
Ohio Municipal
  Money Market Fund .........................    0.25%        N/A         N/A
Pennsylvania Tax Exempt
  Money Market Fund .........................    0.25%        N/A         N/A
Tax Exempt
  Money Market Fund .........................    0.25%        N/A         N/A
Treasury
  Money Market Fund .........................    0.25%        N/A         N/A
Treasury Plus
  Money Market Fund .........................    0.25%        N/A         N/A

National City Bank ("NCB") an affiliate of the Adviser, serves as the Trust's Custodian. For its services as the Custodian, NCB receives fees at the following rates (i) 0.020% of the first $100 million of average daily gross assets; (ii) 0.010% of the next $650 million of average daily gross assets; and (iii) 0.008% of the average daily gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

The Trust and Professional Funds Distributor, LLC ("PFD" or the "Distributor") are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Trust reimburses the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds' Class I and Class A Shares. The Money Market Funds currently reimburse 0.05% for Class I and Class A Shares. The Trust also has adopted plans under Rule 12b-1 with respect to Class B and Class C Shares pursuant to which the Trust compensates the Distributor for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds' Class B and Class C Shares. With respect to the Class B and Class C Shares of the Money Market Fund, the Distributor has voluntarily agreed to waive 0.70% beginning November 18, 2002. This waiver is voluntary and may be terminated at any time.

Each Trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $16,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are allocated among the Funds based on the average daily net assets of the Funds. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Expenses paid by the Trust for the year ended May 31, 2004, include legal fees of $444,866 paid to Drinker, Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

The Trust, PFPC Inc. ("PFPC") and NCB are parties to a Co-Administration and Accounting Services Agreement effective as of June 1, 2003, under which PFPC and NCB provide administration and accounting services in exchange for fees at the annual rate of 0.07% based on the average daily net assets of the Trust's Funds, of which 0.0325% is allocated to PFPC and 0.0375% is allocated to NCB. The Co-Administrators use their own resources to pay advertising, marketing and other expenses for support of the Funds on behalf of the Trust.

4.  FEDERAL INCOME TAXES

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated

ARMADA MONEY MARKET FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2004


investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts:

                                           UNDISTRIBUTED
                                                NET         ACCUMULATED
                                             INVESTMENT    NET REALIZED  PAID-IN
                                               INCOME         LOSSES     CAPITAL
                                                (000)          (000)      (000)
                                           -------------  -------------  -------
Money Market Fund ......................        $(1)            $--       $ 1
Pennsylvania
  Tax Exempt Money
  Market Fund ..........................         --               3        (3)
Tax Exempt Money Market
  Fund .................................          1              --        (1)
Treasury Money Market
  Fund .................................          7              (7)       --
Treasury Plus Money
  Market Fund ..........................          2              (2)       --

The tax character of dividends and distributions paid during the years ending May 31, 2004 and May 31, 2003 were as follows:

                                               TAX EXEMPT   ORDINARY
                                                 INCOME      INCOME      TOTAL
                                                  (000)       (000)      (000)
                                               ----------   --------   --------
Government
  Money Market Fund
         2004 ..............................     $   --     $14,257    $14,257
         2003 ..............................         --      29,243     29,243
Money Market Fund
         2004 ..............................         --      26,804     26,804
         2003 ..............................         --      60,507     60,507
Ohio Municipal
  Money Market Fund
         2004 ..............................      1,796          --      1,796
         2003 ..............................      2,870          --      2,870
Pennsylvania Tax Exempt
  Money Market Fund
         2004 ..............................      1,075          --      1,075
         2003 ..............................      1,882          --      1,882
Tax Exempt
  Money Market Fund
         2004 ..............................      4,214          --      4,214
         2003 ..............................      8,178          --      8,178
Treasury
  Money Market Fund
         2004 ..............................         --       3,191      3,191
         2003 ..............................         --       6,000      6,000
Treasury Plus
  Money Market Fund
         2004 ..............................         --         964        964
         2003 ..............................         --       2,226      2,226


As of May 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                   UNDISTRIBUTED
                                                            ------------------------      CAPITAL         OTHER           TOTAL
                                                              TAX EXEMPT    ORDINARY       LOSS         TEMPORARY     DISTRIBUTABLE
                                                                INCOME       INCOME    CARRYFORWARD    DIFFERENCES       EARNINGS
                                                                 (000)        (000)        (000)          (000)            (000)
                                                              ----------    --------   ------------    -----------    -------------
Government Money Market Fund ..............................      $ --        $  885      $   (21)        $  (884)        $   (20)
Money Market Fund .........................................        --         1,659       (7,849)         (1,660)         (7,850)
Ohio Municipal Money Market Fund ..........................       121            --           --            (121)             --
Pennsylvania Tax Exempt Money Market Fund .................        80            --          (50)            (80)            (50)
Tax Exempt Money Market Fund ..............................       293            --          (49)           (293)            (49)
Treasury Money Market Fund ................................        --           237           --            (234)              3
Treasury Plus Money Market Fund ...........................        --            96           --             (92)              4

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At May 31, 2004, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                EXPIRING MAY 31,
                        --------------------------------------------------------
                          2006     2007     2010      2011      2012     TOTAL
                         (000)    (000)    (000)     (000)     (000)     (000)
                        ------    ------   ------    ------    ------   --------
Government
  Money Market Fund      $--       $--     $   --     $18       $ 3      $   21
Money Market Fund         --        --      7,849      --        --       7,849
Pennsylvania Tax Exempt
  Money Market Fund       10        --         40      --        --          50
Tax Exempt
  Money Market Fund        7        19         --      23        --          49

During the year ended May 31, 2004, capital loss carryforwards that were utilized to offset capital gains were as follows:

                       (000)
                      -------
Money Market Fund       $42

5. MARKET AND CREDIT RISK

Each Fund may invest up to 10% of net assets in illiquid securities. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

The Ohio Municipal Money Market and the Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. The Tax Exempt Money Market Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, and Tax Exempt Money Market Funds.

6. INDEMNIFICATIONS

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is immaterial. The Funds have not had prior claims or losses pursuant to the contracts and expect the risk of loss to be remote.

7. SUBSEQUENT EVENT

On June 17, 2004 and July 1, 2004, National City Corporation, parent of the Trust's Adviser and Custodian, provided capital infusions of $1 million and $5.1 million, respectively, to Armada Money Market Fund. These infusions were deemed appropriate to insure the continuance of the $1.00 net asset value of the Fund, which had been diluted by $7.8 million in capital loss carryovers from 2002. These carryovers were the result of the Fund realizing a net loss of $8.3 million on the sale of commercial paper issued by Pacific Gas & Electric and Southern California Edison, in anticipation of a ratings downgrade by Standard & Poor's and Moody's credit rating agencies.

NOTES

                               INVESTMENT ADVISER
                   National City Investment Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406


                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996


                                     (LOGO)
                                    ARMADA(R)
                                      FUNDS
                                [GRAPHIC OMITTED]

      (LOGO)
     ARMADA(R)
       FUNDS

www.armadafunds.com
 [GRAPHIC OMITTED]

760 Moore Road
King of Prussia, PA 19406



INVESTMENT ADVISER:

(LOGO)
NATIONAL CITY(R)
Investment Management Company

1900 East Ninth Street, 22nd Floor
Cleveland, OH 44114


ARM-AR-002-0400